UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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☐	Soliciting Material Pursuant to §240.14a-12

MORGANS HOTEL GROUP CO.

(Name of Registrant as Specified In Its Charter)

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Dear Stockholder:
I cordially invite you to attend a Special Meeting of Stockholders of Morgans Hotel Group Co. that will be held on January 28, 2010 at 10:00 a.m., New York City time, at
Hudson Hotel
356 West 58th Street
New York, New York 10019.
On October 15, 2009, we completed the sale of $75 million of warrants and one series of preferred securities to Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P., which we refer to, collectively, as the Investors, and entered into a Securities Purchase Agreement with the Investors giving the Investors certain rights and obligations. We also entered into a Real Estate Fund Formation Agreement with an affiliate of the Investors, Yucaipa American Alliance Fund II, LLC, which we refer to as the Investor Manager, which requires that we endeavor with the Investor Manager to raise a private investment fund. The fund will invest in North American hotel real estate projects, and we will be offered the opportunity to manage any hotels owned by the fund. We also entered into a Registration Rights Agreement with the Investors and the Investor Manager and amended our Amended and Restated Stockholder Protection Rights Agreement between us and Mellon Investor Services LLC.
In the transaction, we sold to the Investors 75,000 shares of our Series A Preferred Securities with a liquidation preference of $1,000 per share and warrants exercisable for 12,500,000 shares of our common stock at an exercise price of $6.00 per share. We also issued to the Investor Manager unvested warrants exercisable upon vesting for 5,000,000 shares of our common stock at an exercise price of $6.00. All of the warrants are exercisable utilizing a cashless exercise method only, resulting in a net share issuance. The warrants have a 7-1/2 year term and are exercisable at the option of the holder. For so long as applicable gaming rules and regulations require, the exercise of the warrants is also subject to an exercise cap which, in the absence of a finding of suitability pursuant to such gaming rules and regulations, effectively limits the Investor Manager’s and the Investors’ aggregate beneficial ownership of our common stock to 9.9% at any one time. The exercise price and number of shares subject to the warrants are both subject to anti-dilution adjustments. The proposed issuance of our common stock upon exercise of the warrants in excess of 19.9% of the aggregate common stock outstanding is subject to approval of our stockholders, which we are seeking at the Special Meeting.
At the Special Meeting, holders of shares of our common stock will be asked to consider and vote on a proposal to approve the full exercise of the warrants contemplated by the Securities Purchase Agreement and the Real Estate Fund Formation Agreement, between the Company and the Investors and the Investor Manager, respectively, and the issuance of the underlying shares of our common stock in connection with such full exercise. Our Board of Directors has unanimously approved this proposal and recommends that our stockholders vote “FOR” this proposal. The approval of this proposal requires the affirmative vote of a majority of votes cast at the Special Meeting.
If we do not receive the required stockholder approval of the full exercise of the warrants described above and the issuance of the underlying shares of our common stock in connection with such full exercise by January 29, 2010, warrants to purchase more than 19.9% of our common stock, if vested (to the extent subject to vesting), will become redeemable at the option of the holders and will represent the right to receive a payment in cash during the 7-1/2 year life of the warrants equal to our share price at the time of exercise less the then-applicable exercise price.
On November 30, 2009, our Board of Directors approved an amendment to our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares, subject to approval from our stockholders at the Special Meeting. At the Special Meeting, holders of our shares of common stock will be asked to consider and vote on a proposal to approve this amendment to our Amended and Restated 2007 Omnibus Incentive Plan. Our Board of Directors has unanimously approved this proposal and recommends that our stockholders vote “FOR” this proposal. The approval of this proposal requires the affirmative vote of a majority of votes represented in person or by proxy at the Special Meeting.
Please read the accompanying proxy statement for information about the matters to be voted upon. Your vote is important. Whether or not you expect to attend the meeting in person, we urge you to submit your proxy as soon as possible via the Internet, by telephone or by mail.
Very truly yours,
Fred J. Kleisner
Chief Executive Officer

New York, New York
December 28, 2009
The proxy statement is dated December 28, 2009 and is first being mailed to stockholders of Morgans Hotel Group Co. on or about December 29, 2009.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date:	January 28, 2010

Meeting Time:	10:00 a.m., New York City time

Record Date:	December 11, 2009

Location:	Hudson Hotel, 356 West 58th Street, New York, New York 10019
Purpose of the Meeting:
1.	Proposal 1 — To approve the full exercise of the warrants contemplated by (a) the Securities Purchase Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co., on the one hand, and Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P., on the other hand, and (b) the Real Estate Fund Formation Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co. and Yucaipa American Alliance Fund II, LLC, and the issuance of the underlying shares of our common stock in connection with such full exercise.

2.	Proposal 2 — To approve the amendment to our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder.

3.	Proposal 3 — To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if (a) there are insufficient votes at the time of the Special Meeting to approve Proposals 1 or 2 or (b) a quorum is not present at the time of the Special Meeting.
The proposals are more fully described in the proxy statement accompanying this Notice. Submission of Proposal 1 to our stockholders is required under NASDAQ Marketplace Rule 5635(b), the terms of the Securities Purchase Agreement, dated as of October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co., on the one hand, and Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P., on the other hand, and the terms of the Real Estate Fund Formation Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co. and Yucaipa American Alliance Fund II, LLC.
The approval of Proposal 1 requires the affirmative vote of a majority of votes cast on the proposal at the Special Meeting. The approval of Proposals 2 and 3 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Special Meeting.
The Board of Directors urges stockholders to vote “FOR” the proposals.
Stockholders of record of our common stock at the close of business on the record date will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. In addition to the full set of proxy materials that you have received, the attached proxy statement is available at our web site at www.morganshotelgroup.com.
By order of the Board of Directors,
Richard Szymanski
Secretary

New York, New York
December 28, 2009

Page

Questions and Answers About These Proxy Materials and the Special Meeting	1

Cautionary Note Regarding Forward-Looking Statements	6

Proposal 1: Approval of the Full Exercise of the Warrants Contemplated by the Securities Purchase Agreement and the Real Estate Fund Formation Agreement and the Issuance of the Underlying Shares of the Company’s Common Stock in Connection with such Full Exercise	7

Consequences if Stockholder Approval Is Not Obtained	8

Description of the Private Placement Transaction	8

Description of the Securities Purchase Agreement and Real Estate Fund Agreement	10

Description of the Warrants	11

Proposal 2: Approval of the Amendment to the Amended and Restated 2007 Omnibus Incentive Plan to Increase the Number of Shares Reserved for Issuance	13

Vote Required	13

Our Recommendation	13

Description of the Plan	13

Federal Income Tax Consequences	17

New Awards	19

Compensation Discussion and Analysis	20

Compensation of Directors and Executive Officers	27

Summary Compensation Table	27

Grants of Plan-Based Awards in 2008	28

Outstanding Equity Awards at Fiscal Year-End	32

Potential Payments upon Termination or Change in Control	34

Director Compensation	39

Equity Compensation Plan Information	43

Compensation Committee Interlocks and Insider Participation	43

Interest of Certain Persons in the Warrant Issuance	44

Interest of Certain Persons in the Amendment to the Amended and Restated 2007 Plan	44

Voting Securities of Certain Beneficial Owners and Management	44

Other Matters	47

Where You Can Find More Information	48

Incorporation by Reference	48

APPENDIX A – Amended and Restated 2007 Omnibus Incentive Plan	A-1

IMPORTANT
If you are a holder of record of our common stock, whether or not you expect to attend the Special Meeting in person, we urge you to submit your proxy at your earliest convenience via the Internet, by telephone or by mail using the enclosed postage-paid reply envelope. This will ensure the presence of a quorum at the Special Meeting and will save us the expense of additional solicitation. Sending in your proxy will not prevent you from voting your shares in person at the Special Meeting if you desire to do so. Your proxy is revocable at your option in the manner described in the Proxy Statement.

Morgans Hotel Group Co.
475 Tenth Avenue
New York, New York 10018
December 28, 2009
Proxy Statement
For the Special Meeting of Stockholders
To Be Held on January 28, 2010
Our Board of Directors is soliciting proxies to be voted at the Special Meeting of Stockholders on January 28, 2010, at 10:00 a.m., New York City time, at Hudson Hotel, 356 West 58th Street, New York, New York 10019, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Special Meeting of Stockholders. The notice, this proxy statement and the form of proxy enclosed are first being sent to stockholders on or about December 29, 2009. In this proxy statement, we refer to Morgans Hotel Group Co. as the “Company,” “we,” “our” or “us” and the Board of Directors as the “Board.”
Questions and Answers about these Proxy Materials and the Special Meeting
Why am I receiving these materials? What am I voting on?
Our Board is providing these proxy materials to you in connection with a Special Meeting of Stockholders of Morgans Hotel Group Co., to be held on January 28, 2010. At the Special Meeting, holders of shares of our common stock will be asked to consider and vote on a proposal to approve the issuance of the underlying shares of our common stock in connection with the full exercise of the warrants, which, collectively, we refer to in this proxy statement as the Warrants, contemplated by the Securities Purchase Agreement and the Real Estate Fund Formation Agreement (each as defined below) and a proposal to approve the amendment to our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder. Stockholders may also vote to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if (a) there are insufficient votes at the time of the Special Meeting to approve the first and second proposal above or (b) a quorum is not present at the time of the Special Meeting. “Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of October 15, 2009, as the same may be amended or supplemented from time to time, by and between the Company, on the one hand, and Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P., on the other hand, which we collectively refer to in this proxy statement as the Investors. “Real Estate Fund Formation Agreement” means the Real Estate Fund Formation Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between the Company and Yucaipa American Alliance Fund II, LLC, which we refer to in this proxy statement as the Investor Manager.
Our Board of Directors has unanimously approved these proposals and recommends that our stockholders vote “FOR” these proposals.
Submission of Proposal 1 to our stockholders is required under NASDAQ Marketplace Rule 5635(b). If we do not receive the required stockholder approval with respect to Proposal 1 by January 29, 2010, Warrants to purchase more than 19.9% of our common stock (if vested, solely in the case of the Fund Formation Agreement Warrants) will become redeemable at the option of the holders and will represent the right to receive a payment in cash during the 7-1/2 year life of the Warrants equal to our share price at the time of exercise less the then-applicable exercise price. As a stockholder of record of our common stock, we invite you to attend the Special Meeting and to vote on the proposals described in this proxy statement.
Who is soliciting my vote pursuant to this proxy statement?
Our Board is soliciting your vote at the Special Meeting. In addition, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote. We have also retained D.F. King & Co., Inc. to assist in the solicitation.
Who is entitled to vote?
Only holders of record of our common stock at the close of business on December 11, 2009, the record date for the Special Meeting of Stockholders, are entitled to receive notice of the Special Meeting and to vote at the Special Meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting. When you vote by signing and returning the proxy card, you appoint David Smail and Richard Szymanski as your representatives to vote your common stock at the Special Meeting. Messrs. Smail and Szymanski, or either of them, will vote your common stock as you instruct on your proxy card. Accordingly, your common stock will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to vote by signing and returning your proxy card in advance.

Who can attend the Special Meeting?
If you are a holder of our common stock at the close of business on December 11, 2009, the record date for the Special Meeting, or a duly appointed proxy, you are authorized to attend the Special Meeting. You will need to present proof of share ownership and valid picture identification, such as a driver’s license or passport, before being admitted. If your common stock is held beneficially in the name of a bank, broker or other holder of record (i.e., street name), you must present proof of your ownership by presenting a bank or brokerage account statement reflecting your ownership as of the record date.
Cameras, recording equipment and other electronic devices will not be permitted at the Special Meeting.
How many shares are eligible to be voted?
As of the record date of December 11, 2009, we had 29,647,604 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each matter to be voted on at the Special Meeting.
What securities did the Company sell to the Investors and the Investor Manager?
The Company entered into a Securities Purchase Agreement, dated as of October 15, 2009, as the same may be amended or supplemented from time to time, by and between the Company and the Investors, which we refer to in this proxy statement as the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Investors purchased, for an aggregate purchase price of $75,000,000, (i) 75,000 shares of our Series A Preferred Securities with a liquidation preference of $1,000 per share and (ii) warrants exercisable for 12,500,000 shares of our common stock at an exercise price of $6.00 per share, which we refer to in this proxy statement as the Securities Purchase Agreement Warrants.
The Company also entered into a Real Estate Fund Formation Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between the Company and the Investor Manager, which we refer to in this proxy statement as the Fund Formation Agreement. Pursuant to the Fund Formation Agreement, the Company issued the Investor Manager unvested warrants exercisable upon vesting for 5,000,000 shares of our common stock at an exercise price of $6.00, which we refer to in this proxy statement as the Fund Formation Agreement Warrants and, collectively with the Securities Purchase Agreement Warrants, we refer to in this proxy statement as the Warrants.
All of the Warrants have a 7-1/2 year term and are exercisable at the option of the holder. All of the Warrants are exercisable utilizing a cashless exercise method only, resulting in a net share issuance. For so long as applicable gaming rules and regulations require, the exercise of the Warrants is also subject to an exercise cap which, in the absence of a finding of suitability pursuant to such gaming rules and regulations, effectively limits the Investor Manager’s and the Investors’ aggregate beneficial ownership of our common stock to 9.9% at any one time. The exercise price and number of shares subject to the Warrants are both subject to anti-dilution adjustments.
Why is the Company seeking stockholder approval of the full exercise of the Warrants contemplated by the Securities Purchase Agreement and the Fund Formation Agreement and the issuance of the underlying shares of our common stock in connection with such full exercise?
Because our common stock is listed on the NASDAQ Global Market, we are subject to NASDAQ rules and regulations. NASDAQ Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ. NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a “change of control” for purposes of Rule 5635(b). The common stock issuable upon exercise of the Warrants could under certain circumstances exceed 20% of the voting power of our common stock on a post-transaction basis. We refer throughout this proxy statement to this required stockholder approval with respect to Proposal 1 as the Stockholder Approval.

What will happen if the Company does not obtain Stockholder Approval?
As noted above, if we are unable to obtain Stockholder Approval by January 29, 2010, any Warrants to purchase more than 19.9% of our common stock (if vested, solely with respect to the Fund Formation Agreement Warrants), will become redeemable at the option of the holders and will represent the right to receive a payment in cash during the 7-1/2 year life of the Warrants equal to our share price at the time of exercise less the then-applicable exercise price.
When and how will the Fund Formation Agreement Warrants vest and become exercisable?
The Fund Formation Agreement requires that we endeavor with the Investor Manager to raise capital to form a private investment fund, which we refer to in this proxy statement as the Fund. The Fund will invest in North American hotel real estate projects. Under the terms of the Fund Formation Agreement, we will be offered the opportunity to manage any such hotels owned by the Fund. The Fund Formation Agreement Warrants will only vest and become exercisable if the Fund obtains capital commitments in certain amounts over certain time periods and also meets certain further capital commitment and investment thresholds.
How does our Board recommend that I vote?
Our Board unanimously recommends that you vote “FOR” the proposals.
Why is our Board recommending approval of Proposal 1?
Our Board believes it is in the best interests of the Company and our stockholders to approve the proposals. Approval of the full exercise of the Warrants and the issuance of the underlying shares of our common stock in connection therewith satisfies our obligations under the Securities Purchase Agreement and the Fund Formation Agreement, both of which are part of a transaction that significantly strengthens the Company’s balance sheet, provides long-term financing for growth and allows us to prudently capitalize on growth opportunities ahead.
Why is our Board recommending approval of Proposal 2?
The purpose of the Amended and Restated 2007 Plan is to enhance our ability to attract and retain highly qualified officers, outside directors, key employees, and other persons, and to motivate such persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, grants under the Amended and Restated 2007 Plan are valuable incentives and serve to the ultimate benefit of stockholders by aligning more closely the interests of Amended and Restated 2007 Plan participants with those of our stockholders and approval of Proposal 2 will allow us to continue to provide these valuable incentives.
What vote is required to hold the Special Meeting and what are the voting procedures?
Quorum Requirement. A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Special Meeting. At least a majority of the outstanding shares eligible to vote must be represented at the Special Meeting, either in person or by proxy, in order to transact business. Stockholders of record who are present at the Special Meeting in person or by proxy and who abstain are considered stockholders who are present and entitled to vote, and will count toward the establishment of a quorum. Broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner reports those shares as present but does not vote on a proposal) also count toward the establishment of a quorum.
Required Votes. Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting.
Approval of Proposal 1 (approving the proposal regarding the full exercise of the Warrants contemplated by the Securities Purchase Agreement and the Fund Formation Agreement and the issuance of the underlying shares of our common stock in connection with such full exercise) requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting. Accordingly, a broker non-vote will not affect whether this proposal is approved. An abstention will be counted as present at the Special Meeting for purposes of this proposal and will have the same effect as a vote against such proposal.
Approval of Proposal 2 (approving the proposal to amend our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder) and Proposal 3 (regarding adjournment of the Special Meeting) requires the affirmative vote of a majority of the voting power of the outstanding shares of common stock represented in person or by proxy at the Special Meeting, whether or not a quorum is present. Accordingly, a broker non-vote will not affect whether these proposals are approved. An abstention will be counted as present at the Special Meeting for purposes of these proposals and will have the same effect as a vote against such proposals.

How may I cast my vote?
Shares Held Through a Broker. If you hold shares through a broker, follow the voting instructions you receive from your broker. If you want to vote in person at the Special Meeting, you must obtain a legal proxy from your broker and present it at the Special Meeting. If you do not submit voting instructions, your shares will not be counted in determining the outcome of the vote on that matter.
Shares Held in Your Name. If you hold shares as a record holder, you may vote by submitting a proxy for your shares by mail, telephone or Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur costs such as cable, telephone and Internet access charges. Submitting your proxy will not limit your right to vote in person at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations.
How are proxy card votes counted?
If the accompanying proxy card is properly signed and returned to us, and not revoked, the persons designated as proxy holders will vote the shares of common stock represented by that proxy as directed by you. If you return your signed proxy card but fail to indicate your voting preferences, the persons designated as proxy holders will vote the shares of common stock represented by that proxy as recommended by the Board. The Board recommends a vote “FOR” the proposal to approve the full exercise of the Warrants contemplated by the Securities Purchase Agreement and the Fund Formation Agreement and the issuance of the underlying shares of our common stock in connection with such full exercise, “FOR” the proposal to amend our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder and “FOR” the proposal regarding adjournment of the Special Meeting, if necessary or appropriate. Abstentions and broker non-votes will not count as votes cast for a proposal.
Will my shares of common stock be voted if I do not provide my proxy and I do not attend the Special Meeting?
If you do not provide a proxy or vote your shares of common stock held in your name, your shares will not be voted. If you hold your shares in street name, your broker may be able to vote your shares for routine matters even if you do not provide the broker with voting instructions. The proposals discussed in this proxy statement are not considered routine matters. Your broker may not vote your shares for non-routine matters if you do not provide the broker with voting instructions.
May I change my vote after I return my proxy card?
Yes. You may change or revoke a previously granted proxy at any time before it is exercised by either (a) submitting a later-dated proxy, in person at the Special Meeting or by mail or (b) delivering instructions to our Secretary at our principal executive offices located at 475 Tenth Avenue, New York, New York 10018. Please note that attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy. If your shares of common stock are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy from your broker as described above.
What happens if the Special Meeting is postponed or adjourned?
Your proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your proxy until it is voted.
What is “householding” and how does it affect me?
If you and other residents at your mailing address who have the same last name own our common stock in street name, your broker or bank may have sent you a notice that your household will receive only one Notice of Special Meeting and proxy statement. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of each of our notice of Special Meeting and proxy statement to your address. However, even if your broker has sent only one copy of these proxy materials, you should receive a proxy card for each stockholder in your household. You may revoke your consent to householding at any time by contacting your broker or bank, if you hold your shares in a “street name,” or by calling The Bank of New York Mellon at (877) 296-3711 if you are a stockholder of record. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of our Notice of Special Meeting and proxy statement, we will send a separate copy of the notice of Special Meeting and the proxy statement to you upon oral or written request. Such request can be made by contacting us at 475 Tenth Avenue, New York, New York 10018, attention: Investor Relations (telephone number: (212) 277-4100). Any stockholders sharing the same address and currently receiving multiple copies of the notice of Special Meeting and the proxy statement who wish to receive only one copy of these materials per household in the future may also contact your broker or bank or our Investor Relations Department to participate in the householding program.

Is there a list of stockholders entitled to vote at the Special Meeting?
A complete list of the names of stockholders of record entitled to vote at the Special Meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be available at the Special Meeting and for ten days prior to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 475 Tenth Avenue, New York, New York 10018, by contacting Investor Relations at (212) 277-4100. The list will also be kept at the time and place of the Special Meeting, during the entire Special Meeting, and may be inspected by any stockholder who is present.
Who should I call if I have questions or need assistance voting my shares?
Please call us directly at 475 Tenth Avenue, New York, New York 10018, attention: Investor Relations (telephone number: (212) 277-4100).

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains or incorporates by reference forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. They may include projections of our revenues, income, earnings per share, capital expenditures, dividends, capital structure or other financial items, descriptions of management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying or relating to the foregoing. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. These statements speak only as of the date they were made. Management does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made except as required by federal securities law.

Proposal 1: Approval of the Full Exercise of the Warrants Contemplated by the Securities Purchase Agreement and the Fund Formation Agreement and the Issuance of the Underlying Shares of the Company’s Common Stock in Connection with such Full Exercise
For reasons described above under “Questions and Answers about these Proxy Materials and the Special Meeting” and as described below, on October 14, 2009, our Board adopted a resolution declaring it advisable and in the best interests of the Company to enter into the Securities Purchase Agreement, the Fund Formation Agreement, and the other related transaction documents, and to issue the Warrants pursuant thereto. Our Board further directed that the proposal be submitted for consideration of the Company’s stockholders at a special meeting to be called for that purpose, and recommends that stockholders vote “FOR” the proposal.
Because our common stock is listed on the NASDAQ Global Market, we are subject to NASDAQ rules and regulations. NASDAQ Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ. NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a “change of control” for purposes of Rule 5635(b).
The common stock issuable upon exercise of the Warrants could under certain circumstances exceed 20% of the voting power of our common stock on a post-transaction basis.
The purpose of Proposal 1 is to satisfy, in connection with the Company’s issuance of the Warrants, our obligations under the Securities Purchase Agreement and the Fund Formation Agreement and to allow the issuance of the shares underlying the Warrants in accordance with the NASDAQ rules described above.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1—APPROVAL OF THE FULL EXERCISE OF THE WARRANTS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT AND THE FUND FORMATION AGREEMENT AND THE ISSUANCE OF THE UNDERLYING SHARES OF THE COMPANY’S COMMON STOCK IN CONNECTION WITH SUCH FULL EXERCISE.

Consequences if Stockholder Approval Is Not Obtained
If we do not receive the required Stockholder Approval of the full exercise of the Warrants and the issuance of the underlying shares of our common stock in connection with such full exercise by January 29, 2010, Warrants to purchase more than 19.9% of our common stock (if vested, solely with respect to the Fund Formation Agreement Warrants), will become redeemable at the option of the holders and will represent the right to receive a payment in cash during the 7-1/2 year life of the Warrants equal to our share price at the time of exercise less the then-applicable exercise price.
Description of the Private Placement Transaction
On October 15, 2009, the Company entered into the Securities Purchase Agreement with the Investors. Under the Securities Purchase Agreement, on October 15, 2009, the Company issued and sold to the Investors (1) 75,000 of the Company’s Series A Preferred Securities, $1,000 liquidation preference per share, and (2) Warrants to purchase 12,500,000 shares of the Company’s common stock at an exercise price of $6.00 per share. On December 11, 2009, the Company entered into an amendment to the Securities Purchase Agreement extending the date, from January 15, 2010 to January 29, 2010, by which the Company is obligated to receive stockholder approval at a special meeting of stockholders for the issuance of common stock pursuant to the Warrants. A copy of the Securities Purchase Agreement, and an amendment thereto, was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 16, 2009 and December 11, 2009, respectively.
The Series A Preferred Securities have an 8% dividend rate for the first five years, a 10% dividend rate for years six and seven, and a 20% dividend rate thereafter. The Company has the option to redeem any or all of the Series A Preferred Securities at par plus accrued but unpaid dividends at any time. The Series A Preferred Securities are non-voting and carry consent rights with respect to the authorization to issue senior preferred, amendments to their certificate of designations, amendments to the Company’s charter that adversely affects the Series A Preferred Securities and certain change in control transactions. In connection with the issuance of the Series A Preferred Securities, on October 15, 2009, the Company filed a certificate of designations with the Delaware Secretary of State for the purpose of amending its certificate of incorporation to designate the Series A Preferred Securities and to specify the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series A Preferred Securities, including the relevant provisions described above. A copy of certificate of designations was filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on October 16, 2009.
The Securities Purchase Agreement Warrants to purchase 12,500,000 shares of the Company’s common stock at an exercise price of $6.00 per share have a 7-1/2 year term and are exercisable utilizing a cashless exercise method only, resulting in a net share issuance. The issuance of shares of the Company’s common stock in excess of 19.9% of the aggregate common stock outstanding upon exercise of the Securities Purchase Agreement Warrants is subject to approval by the Company’s stockholders at the Special Meeting of Stockholders. For so long as applicable gaming rules and regulations require, the exercise of the Securities Purchase Agreement Warrants is also subject to an exercise cap which, in the absence of a finding of suitability pursuant to such gaming rules and regulations, effectively limits the Investor Manager’s and the Investors’ aggregate beneficial ownership of the Company’s common stock to 9.9% at any one time. The exercise price and number of shares subject to the Securities Purchase Agreement Warrants are both subject to anti-dilution adjustments. A form of the Securities Purchase Agreement Warrant was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on October 16, 2009. An amended form of the Securities Purchase Agreement Warrant was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on December 11, 2009, extending the date, from January 15, 2010 to January 29, 2010, by which the Company is obligated to receive stockholder approval at a special meeting of stockholders for the issuance of common stock pursuant to the Warrants.
For so long as the Investors collectively own or have the right to purchase through exercise of the Warrants 875,000 shares of the Company’s common stock, the Company has agreed to use its reasonable best efforts to cause the Board to nominate and recommend to the Company’s stockholders the election of a person nominated by the Investors as a director of the Company and to use its reasonable best efforts to ensure that the Investors’ nominee is elected to the Board at each such meeting. If that nominee is not elected by the Company’s stockholders, the Investors have certain observer rights and, in certain circumstances, the dividend rate on the Series A Preference Securities increases by 4% during any time that an Investors’ nominee is not a member of the Board. Effective October 15, 2009, the Investors nominated, and the Board appointed, Michael Gross as a member of the Board. Mr. Gross was also named to the Company’s corporate governance and nominating committee.

Under the Securities Purchase Agreement, the Investors have consent rights over certain transactions for so long as they collectively own or have the right to purchase through exercise of the Warrants 6,250,000 shares of the Company’s common stock, including (subject to certain exceptions and limitations):
•	the sale of substantially all of the Company’s assets to a third party;
•	the acquisition by the Company of a third party where the equity investment by the Company is $100 million or greater;
•	the acquisition of the Company by a third party; or
•	any change in the size of the Board to a number below 7 or above 9.
Subject to certain exceptions, the Investors may not transfer any Series A Preferred Securities, Warrants or common stock until October 15, 2012. The Investors are also subject to certain standstill arrangements as long as they own over 15% of the Company’s common stock. Until October 15, 2010, the Investors have certain rights to purchase their pro rata share of any equity or debt securities offered or sold by the Company.
In connection with the investment by the Investors, the Company paid to the Investors a commitment fee of $2.4 million and reimbursed the Investors for $600,000 of expenses.
The Company and the Investor Manager entered into the Fund Formation Agreement, dated as of October 15, 2009, pursuant to which the Company and the Investor Manager have agreed to use their good faith efforts to endeavor to raise a private investment fund. The purpose of the Fund will be to invest in hotel real estate projects located in North America. The Company will be offered the opportunity to manage the hotels owned by the Fund under long-term management agreements. A copy of the Fund Formation Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on October 16, 2009.
In connection with the Fund Formation Agreement, the Company issued to the Investor Manager unvested Fund Formation Agreement Warrants exercisable upon vesting to purchase 5,000,000 shares of the Company’s common stock at an exercise price of $6.00 per share with a 7-1/2 year term. These Warrants will only vest and become exercisable if the Fund obtains capital commitments in certain amounts over certain time periods and also meets certain further capital commitment and investment thresholds. The issuance of common stock in excess of 19.9% of the aggregate common stock outstanding upon exercise of the Fund Formation Agreement Warrants is subject to the approval by the Company’s stockholders at the Special Meeting of Stockholders. For so long as applicable gaming rules and regulations require, the exercise of the Fund Formation Agreement Warrants is also subject to an exercise cap which, in the absence of a finding of suitability pursuant to such gaming rules and regulations, effectively limits the Investor Manager’s and the Investors’ aggregate beneficial ownership of the Company’s common stock to 9.9% at any one time. The exercise price and number of shares subject to the Fund Formation Agreement Warrants are both subject to anti-dilution adjustments. Copies of the Fund Formation Agreement Warrants issued to the Investor Manager were filed as Exhibits 4.2 and 4.3 to the Current Report on Form 8-K filed by the Company on October 16, 2009. Amendments to the Fund Formation Agreement Warrants, extending the date, from January 15, 2010 to January 29, 2010, by which the Company is obligated to receive stockholder approval at a special meeting of stockholders for the issuance of common stock pursuant to the Warrants, were filed on December 11, 2009.
The issuance of the shares of the Company’s common stock in excess of 19.9% of the aggregate common stock outstanding upon exercise of the Warrants is subject to the approval of the Company’s stockholders at the Special Meeting of Stockholders. If that approval is not obtained, the Warrants to purchase more than 19.9% of the Company’s common stock (if vested, solely with respect to the Fund Formation Agreement Warrants), will become redeemable at the option of the holders and will represent the right to receive a payment in cash during the 7-1/2 year life of the Warrants equal to the Company’s share price at the time of exercise less the then-applicable exercise price. Whether or not such approval is obtained, the Warrants will become exercisable, or (until such approval is obtained) redeemable, on the earlier of January 29, 2010 or the business day following the date of the special meeting of the Company’s stockholders convened for the purpose of obtaining such approval.
The Company, the Investors and the Investor Manager also entered into a Registration Rights Agreement covering the shares of common stock issuable upon exercise of the Warrants. A copy of the Registration Rights Agreement was filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on October 16, 2009.
The Series A Preferred Securities and the Warrants were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Description of the Securities Purchase Agreement and Real Estate Fund Formation Agreement
The following is a summary of material terms of the Securities Purchase Agreement and the Fund Formation Agreement. While we believe this description covers the material terms of the Securities Purchase Agreement and the Fund Formation Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Securities Purchase Agreement, the amendment thereto and the Fund Formation Agreement, which were included as Exhibits 10.1, 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on October 16, 2009, December 11, 2009 and October 16, 2009, respectively. For more information about accessing this Current Report on Form 8-K and the other information we file with the SEC, see “Where You Can Find More Information” below.
Securities Purchase Agreement
As described above, the Investors entered into the Securities Purchase Agreement with the Company to purchase the Series A Preferred Securities and the Securities Purchase Agreement Warrants.
The Sale. The Securities Purchase Agreement provided for the sale by us and the acquisition by the Investors of 75,000 shares of our Series A Preferred Securities, with a liquidation preference of $1,000 per share, and Warrants to purchase 12,500,000 shares of the Company’s common stock.
Agreement to Seek Stockholder Approval. We have agreed to take all action necessary to convene a stockholder meeting on or prior to January 29, 2010, to consider and vote upon the approval of the full exercise of the Securities Purchase Agreement Warrants and the issuance of the underlying shares of our common stock in connection with such full exercise.
Representations and Warranties. In the Securities Purchase Agreement, we made customary representations and warranties to the Investors relating to us, our business and the issuance of the Preferred Securities and the Securities Purchase Agreement Warrants. The Investors also made customary representations and warranties to us about itself and its compliance with securities laws.
Board Representation. For so long as the Investors collectively own or have the right to purchase through exercise of the Warrants 875,000 shares of the Company’s common stock, the Company has agreed to use its reasonable best efforts to cause the Board to nominate and recommend to the Company’s stockholders the election of a person nominated by the Investors as a director of the Company and to use its reasonable best efforts to ensure that the Investors’ nominee is elected to the Board at each such meeting. If that nominee is not elected by the Company’s stockholders, the Investors have certain observer rights and, in certain circumstances, the dividend rate on the Series A Preferred Securities increases by 4% during any time that an Investors’ nominee is not a member of the Board. Effective October 15, 2009, the Investors nominated and the Board elected Michael Gross as a member of the Board.
Transfer Restrictions. Subject to certain exceptions, the Investors may not transfer any Series A Preferred Securities, Warrants or Company common stock until October 15, 2012.
Consent Rights. The Investors have consent rights over certain transactions for so long as they collectively own or have the right to purchase through exercise of the Warrants 6,250,000 shares of the Company’s common stock.
Standstill. Until the date on which the Investors no longer beneficially own at least 15% of the Company’s outstanding common stock, the Investors and their affiliates are prohibited from acquiring additional common stock of the Company, subject to certain exceptions. Additionally, during the same period, the Investors and their affiliates are prohibited from taking certain actions that seek to gain control of the Company without the prior written consent of the Company.
Right of First Refusal. Until October 15, 2010, each Investor has the right to purchase its pro rata amount of any new securities that we propose to sell and issue. In the event that we propose to issue any new securities prior to October 15, 2010, we must give the Investors written notice of such issuance. Each notice constitutes an irrevocable offer by us to each Investor to purchase up to the amount of new securities equal to its pro rata amount of the new securities. An Investor electing to exercise its right to purchase new securities may make any election contingent upon obtaining any governmental authorizations required in connection with such purchase. If and to the extent that any Investor fails to exercise in full its right to purchase new securities within the periods required for such exercise, then we have 60 days thereafter to sell the new securities with respect to which the Investors did not exercise their rights to purchase upon terms no less favorable to us (taken as a whole) than the terms reflected in the notice by which such new securities were offered to the Investors.

Real Estate Fund Formation Agreement
As described above, the Investor Manager entered into the Securities Purchase Agreement with the Company to acquire the Fund Formation Agreement Warrants and to jointly raise a private investment fund whose purpose is to invest in hotel real estate projects in North America, which the Company may manage.
The Fund. Pursuant to the Fund Formation Agreement, the Company has agreed to endeavor with the Investor Manager to raise a private investment fund. The Fund will invest in North American hotel real estate projects, and we will be offered the opportunity to manage any such hotels owned by the Fund. The targeted size of the Fund will be between $250,000,000 and $500,000,000 in aggregate capital commitments to the Fund. The Fund will be subject to governance and investor rights satisfactory to the Investor Manager and the Company.
Consent Rights. The Fund will be entitled to consent rights over certain actions of the Company with respect to hotels invested in by the Fund and each other Fund hotel owned by the Fund that is managed by the Company or a subsidiary of the Company.
Termination. The Fund Formation Agreement and the rights and obligations of the Company and Investor Manager thereto will terminate automatically on January 30, 2011 if on or prior to January 30, 2011 the Fund has not closed on at least $100,000,000 in aggregate capital commitments.
The Warrants. In exchange for the obligations undertaken by the Investor Manager contemplated by the Fund Formation Agreement, the Company issued to the Investor Manager unvested Fund Formation Agreement Warrants exercisable upon vesting to purchase 5,000,000 shares of the Company’s common stock at an exercise price of $6.00 per share with a 7-1/2 year term. These Warrants will only vest and become exercisable if the Fund obtains capital commitments in certain amounts over certain time periods and also meets certain further capital commitment and investment thresholds.
If the Fund fails to close on at least $100 million in aggregate capital commitments on or prior to January 30, 2011, then no portion of the Fund Formation Agreement Warrants will vest and become exercisable. If the Fund closes on at least $250 million in aggregate capital commitments on or prior to October 15, 2011, then 1 million of the Fund Formation Agreement Warrants will vest. If the Fund closes on at least $500 million in aggregate capital commitments on or prior to October 15, 2011, then an additional 1 million of the Fund Formation Agreement Warrants will vest. An additional 500,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $250 million of capital commitments on or prior to October 15, 2011 and invests at least $83.3 million in connection with investments held by the Fund. An additional 500,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $250 million of capital commitments on or prior to October 15, 2011 and invests at least $166.7 million in connection with investments held by the Fund. An additional 375,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $250 million of capital commitments on or prior to October 15, 2011 and invests at least $229.2 million in connection with investments held by the Fund. An additional 125,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $250 million of capital commitments on or prior to October 15, 2011 and invests at least $250 million in connection with investments held by the Fund. An additional 500,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $500 million of capital commitments on or prior to October 15, 2011 and invests at least $333.3 million in connection with investments held by the Fund. An additional 500,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $500 million of capital commitments on or prior to October 15, 2011 and invests at least $416.7 million in connection with investments held by the Fund. An additional 375,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $500 million of capital commitments on or prior to October 15, 2011 and invests at least $479.2 million in connection with investments held by the Fund. An additional 125,000 Fund Formation Agreement Warrants will vest if the Fund has secured at least $250 million of capital commitments on or prior to October 15, 2011 and invests at least $500 million in connection with investments held by the Fund.
Agreement to Seek Stockholder Approval. We have agreed, pursuant to the Securities Purchase Agreement, to take all action necessary to convene a stockholder meeting on or prior to January 29, 2010, to consider and vote upon the approval of the full exercise of the Warrants and the issuance of the underlying shares of our common stock in connection with such full exercise.
Description of the Warrants
The following is a summary of material terms of the Securities Purchase Agreement Warrants and the Fund Formation Agreement Warrants. While we believe this description covers the material terms of the Warrants, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Form of Warrant for Securities Purchase Agreement Warrants issued to the Investors, which was included as Exhibit 4.1 to the Current Report on Form 8-K filed by Morgans Hotel Group Co. on October 16, 2009, the amended Form of Warrant for Securities Purchase Agreement Warrants issued to the Investors, which was included as Exhibit 4.1 to the Current Report on Form 8-K filed by Morgans Hotel Group Co. on December 11, 2009 and the Fund Formation Agreement Warrants, dated October 15, 2009, issued to the Investor Manager, which we included as Exhibits 4.2 and 4.3 to the Current Report on Form 8-K filed by Morgans Hotel Group Co. on October 16, 2009, and the respective amendments thereto, which we included as Exhibits 4.2 and 4.3 to the Current Report on Form 8-K filed by Morgans Hotel Group Co. on December 11, 2009. For more information about accessing these Current Reports on Form 8-K and the other information we file with the SEC, see “Where You Can Find More Information” below.

Warrants Issued. The Company issued the Securities Purchase Agreement Warrants to purchase 12,500,000 shares of the common stock of the Company to the Investors pursuant to the Securities Purchase Agreement. The Company issued the Fund Formation Agreement Warrants to purchase 5,000,000 shares of the common stock of the Company to the Investor Manager pursuant to the Fund Formation Agreement, which will vest in accordance with the description above.
Exercise Price; Adjustments to Exercise Price and Number of Shares. The exercise price of the Warrants is initially $6.00 per share. The exercise price of the Securities Purchase Agreement Warrants is subject to certain reductions if, any time before on or prior to the first anniversary of the Warrant issuance, the Company issues shares of common stock below $6.00 per share. The exercise price and the number of shares issuable under the Warrants are also subject to other adjustments in certain events, including reclassification of the Company’s securities, certain mergers, consolidations, sales of substantially all of the assets of the Company, subdivision or combination of shares of the Company, stock dividends and other distributions of the Company.
Exercise Period. The right to purchase shares underlying the Warrants upon exercise of Warrants expires at 11:59 p.m., New York City time, on April 15, 2017, subject to extension. The Fund Formation Agreement Warrants will only vest and become exercisable if the Fund, which is to be formed pursuant to the Fund Formation Agreement, obtains capital commitments in certain amounts over certain time periods and also meets certain further capital commitment and investment thresholds as discussed above.
Method of Exercise. The Warrants may be exercised anytime throughout the exercise period, utilizing a cashless exercise method only, resulting in a net share issuance. In lieu of any fraction of a share that would be issuable using such cashless exercise method, the Company shall pay cash equal to such fraction multiplied by the fair market value of the Company’s common stock, as defined in the Warrants, as of the applicable exercise date. For example, if 1,000,000 Warrants are exercised during the exercise period, assuming a market price of $12.00 per share of our common stock, the value of these exercised Warrants is $6,000,000 (the 1,000,000 Warrants times the $12.00 stock price ($12,000,000), less the 1,000,000 Warrants times the $6.00 exercise price ($6,000,000)). In our cashless method of Warrant exercise, in lieu of paying the exercise price of the Warrants in cash, the Warrant holder would surrender the 1,000,000 Warrants in exchange for 500,000 shares of our common stock ($6,000,000 intrinsic value of the exercised Warrants divided by the $12.00 share price.)
Exercise Cap. To the extent required by applicable gaming rules and regulations, holders of the Warrants may not exercise their rights to purchase underlying shares to the extent such exercise would cause the holder, together with its affiliates, to become the beneficial owner of more than 9.9% of the issued and outstanding shares of the common stock of the Company.
Redemptions. In the event our stockholders do not approve the full exercise of the Warrants and the issuance of the underlying shares of the Company’s common stock in connection with such full exercise on or prior to January 29, 2010, Warrants to purchase more than 19.9% of our common stock (if vested, solely with respect to the Fund Formation Agreement Warrants), will become redeemable at the option of the holder and will represent the right to receive a payment in cash during the 7-1/2 year life of the Warrants equal to our share price at the time of exercise less the then-applicable exercise price.
Registration and Transfer of the Common Stock Underlying the Warrants. The Warrants and shares of the Company’s common stock issuable upon exercise of the Warrants are not registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be transferred, sold or otherwise disposed of unless an exemption from such registration is available. Under the terms of the Securities Purchase Agreement and the Fund Formation Agreement, the holders of the Warrants are restricted from transferring the Warrants (except to certain affiliates) until the third anniversary of the Warrant issue date.
Preemptive Rights of Underlying Common Stock. The shares of the Company’s common stock issuable upon exercise of the Warrants do not have preemptive rights.
Dilutive Effect. The issue of the Warrants may have a dilutive effect on the current stockholders in that the percentage ownership of current stockholders may decline as a result of the issue of the Warrants. The number of shares issued pursuant to the transaction described in this proxy statement may potentially increase the outstanding number of shares of Company common stock upon the exercise of the Warrants. This means that our current stockholders may own a smaller percentage interest in the Company if the Warrants are exercised. As of the record date, due to the current market price of the Company’s common stock, there would be no dilutive effect on the current stockholders of the Company if issuance of all of the common stock underlying the Warrants contemplated by the transaction described in this proxy statement were given effect. However, there is no way to know the dilutive effect, if any, in the future of the issuance of the Warrants.

Proposal 2: Approval of the Amendment to the Amended and Restated 2007 Omnibus Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder
We are asking that our stockholders approve an amendment (the “Amendment”) to the Amended and Restated 2007 Omnibus Incentive Plan (the “Amended and Restated 2007 Plan”) to increase the number of shares reserved for issuance thereunder by 3,000,000 shares. The Board of Directors approved the Amendment on November 30, 2009, subject to approval from our stockholders at the Special Meeting. If the stockholders approve the Amendment, it will become effective on the date of the Special Meeting, which is scheduled to be January 28, 2010. If the stockholders fail to approve the Amendment, the Amended and Restated 2007 Plan will remain as is without any changes thereto and the number of shares reserved for issuance thereunder will be unchanged.
The Amendment will increase the number of shares reserved for issuance under the plan by 3,000,000 shares from 8,610,000 shares to 11,610,000 shares. Under the current form of the Amended and Restated 2007 Plan, as of December 11, 2009, 512,085 shares remain available for grant. Awards other than options and stock appreciation rights reduce the shares available for grant under the plan by 1.7 shares for each share subject to such an award. Thus, if the Amendment is approved, the maximum number of shares available for future issuance under the Amended and Restated 2007 Plan would be 3,512,085, assuming all awards are options and stock appreciation rights, or 2,065,932, if all awards are other than options and stock appreciation rights. The additional shares will be available for grant over multiple years.
The purpose of the Amended and Restated 2007 Plan and the Amendment is to enhance the Company’s ability to attract and retain highly qualified officers, outside directors, key employees, and other persons, and to motivate such persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, grants under the Amended and Restated 2007 Plan are valuable incentives and serve to the ultimate benefit of stockholders by aligning more closely the interests of Amended and Restated 2007 Plan participants with those of our stockholders.
On December 23, 2009 the closing price of our common stock was $4.15 per share, and there were three named executive officers, seven non-employee directors and approximately 4,300 employees of the Company and its subsidiaries who were eligible to participate in the Amended and Restated 2007 Plan.
Vote Required
Approval of the Amendment requires the affirmative vote of a majority of the votes represented in person or by proxy at the Special Meeting.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN.
Description of the Plan
A description of the provisions of the Amended and Restated 2007 Plan as amended is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated 2007 Plan as amended, a copy of which is attached as Appendix A to this proxy statement.
Term. The Amended and Restated 2007 Plan will terminate automatically on April 10, 2018 or as earlier terminated by the Board of Directors.
Administration. The Amended and Restated 2007 Plan is currently administered by the Compensation Committee of the Board of Directors. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. Members of the Compensation Committee serve at the pleasure of the Board of Directors.
Common Stock Reserved for Issuance under the Plan. The common stock issued or to be issued under the Amended and Restated 2007 Plan consists of authorized but unissued shares, or, to the extent permitted by applicable law, shares that have been reacquired by the Company. The share pool is not replenished over time with shares that are tendered to pay the exercise price of options, shares withheld for taxes, open market purchases with proceeds from option exercises. In addition, the practice of net-counting for the settlement of stock-settled stock appreciation rights is not used. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Amended and Restated 2007 Plan.

Upon a grant of awards other than awards of options or stock appreciation rights, the number of shares available for issuance under the Amended and Restated 2007 Plan is reduced by 1.7 times the number of shares of stock subject to such awards and any shares underlying options or stock appreciation rights not purchased or forfeited shall be added back to the limit set forth above by 1.7 times the number of shares of stock subject to such awards. The number of shares of stock available for issuance under the Amended and Restated 2007 Plan will not be increased by (i) any shares of stock tendered or withheld or award surrendered in connection with the purchase of shares of stock upon exercise of an option, or (ii) any shares of stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations.
Eligibility. Awards may be made under the Amended and Restated 2007 Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board.
Amendment or Termination of the Plan. The Board may terminate or amend the plan at any time, including prior to stockholder approval of the plan, and for any reason. The Amended and Restated 2007 Plan shall terminate in any event on April 10, 2018.
Options. The Amended and Restated 2007 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. To the extent that options are granted to outside directors, any consultants or advisors providing services to us or an affiliate (as defined in the Amended and Restated 2007 Plan), such grants shall be non-qualified options.
The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant (except in those cases outlined in the Amended and Restated 2007 Plan). The fair market value is generally determined as the closing price of the common stock on the day of the grant date or such other determination date. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.
The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. If on the day preceding the date on which options would otherwise terminate, the fair market value of shares of common stock underlying the options is greater than the exercise price, we shall consider such options to be exercised, without any action taken on the part of the grantee. We will deduct from the shares of common stock deliverable to the grantee the number of shares necessary to satisfy payment of the exercise price.
In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock, by means of a broker-assisted cashless exercise or by other means approved by the Compensation Committee.
Stock options and stock appreciation rights may not be repriced absent stockholder approval. This provision applies to both direct repricings (lowering the exercise price of an outstanding grant) and indirect repricings (canceling an outstanding grant and granting a replacement grant with a lower exercise price). Notwithstanding the foregoing, under certain circumstances awards granted under the plan may be amended, modified or cancelled in consideration of a cash payment, an alternative award or both equal to the fair market value of such cancelled award. Stock options granted under the Amended and Restated 2007 Plan generally may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards. The Compensation Committee may also award:
•	restricted stock, which are shares of common stock subject to restrictions;

•	stock units, which are common stock units subject to restrictions;

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee;

•	performance and annual incentive awards, ultimately payable in common stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal, and may accelerate the vesting of any award based on achievement of a performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the three highest compensated executive officers (other than the chief executive officer and the chief financial officer) determined at the end of each year (the “covered employees”);

•	cash; and

•	other stock-based awards, which may include, without limitation, LLC Units (as defined below), convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including LLC Units), membership interests in a subsidiary or operating partnership, awards valued by reference to Book Value (as defined in the Amended and Restated 2007 Omnibus Incentive Plan), fair value or subsidiary performance, and any class of profits interest or limited liability company operating agreement or otherwise by an Affiliate that has elected to be treated as a partnership for federal income tax purposes and qualifies as a “profits interest” within the meaning of Revenue Procedure 93-27.
Other equity-based awards under the incentive plan will include grants of membership units in our operating company (“LLC Units”), which are structured as profits interests, or Long Term Incentive Plan units (“LTIP units”). Because the LTIP units are structured as profits interests, the grant, vesting or conversion of such units are not expected to produce a tax deduction for the Company. Each LTIP unit awarded will be deemed to be equivalent to an award of one share of the Company’s common stock reserved under the Omnibus Incentive Plan. Each LTIP unit award will reduce the amount of shares of common stock available for other equity awards on a one-for-one basis. The Compensation Committee will determine the purchase price, performance period and performance goals, if any, with respect to the grant of LTIP units. If the performance goals or other restrictions are not attained, the participant will forfeit his or her LTIP units.
LTIP units, whether vested or not, will receive the same quarterly per unit distributions as membership units in the company’s operating company, which equal per share dividends on the Company’s common stock. Initially, LTIP units will not have full parity with other membership units of the Company’s operating company with respect to liquidating distributions. Upon the occurrence of specified events, LTIP units may over time achieve full parity with other membership units for all purposes, and therefore accrete to an economic value for participants equivalent to the Company’s common stock on a one-for-one basis. If such parity is reached, vested LTIP units may be converted into an equal number of membership units at any time, and thereafter enjoy all the rights of membership units of our operating company. Holders of membership units of the operating company may redeem their membership units for an equivalent number of shares of the Company’s common stock, unless the managing member of the Company’s operating company determines, in its reasonable discretion, that such redemption would create a material risk that the operating company would be classified as a publicly traded partnership under Section 7704 of the Internal Revenue Code. However, there are circumstances under which the LTIP units will not achieve full parity with membership units. Until and unless such parity is reached, the value that a participant will realize for a given number of vested LTIP units will be less than the value of an equal number of shares of the Company’s common stock.
Effect of Certain Corporate Transactions. Certain change of control transactions involving us, such as a sale of the Company, may cause awards granted under the Amended and Restated 2007 Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction. If awards are continued or substituted for, any grantee who is terminated without cause or who terminates for good reason within one year after the change of control transaction will be fully vested in his or her award.

Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Amended and Restated 2007 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.
Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Amended and Restated 2007 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).
To qualify as performance-based:
(i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;
(ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;
(iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and
(iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.
In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.
Under the Amended and Restated 2007 Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:
•	total stockholder return;

•	such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization, with or without adjustments used from time to time by the Company in its publicly filed financial statements;

•	pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to stockholders’ equity;

•	revenue;

•	brand awareness;

•	revenue per available room;

•	number of rooms or units;

•	debt reduction;

•	customer satisfaction; and

•	any other business criteria used in the Company’s publicly announced guidance.
Business criteria may be measured on a GAAP or non-GAAP basis.
Under the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.
The maximum number of shares of common stock subject to options that can be awarded under the Amended and Restated 2007 Plan to any person is 2,000,000 per year. The maximum number of shares of common stock that can be awarded under the Amended and Restated 2007 Plan to any person, other than pursuant to an option, is 2,000,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $10,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period that is longer than one year by any one person is $25,000,000.
Federal Income Tax Consequences
Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).
If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.
In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.
Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Stock Units. There are no immediate tax consequences of receiving an award of stock units under the Amended and Restated 2007 Omnibus Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the Amended and Restated 2007 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

LLC Units. There are no tax consequences of receiving an award of LLC Units under the plan at the date of grant or, if not vested at the date of grant, on vesting. Taxable income of the partnership allocable to the LLC Units prior to vesting is taxed as compensation income subject to withholding taxes unless the grantee has made a timely Section 83(b) election.
Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
To the extent payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% nondeductible excise tax and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.
New Awards
The awards, if any, that will be made to eligible participants under the Amended and Restated 2007 Plan are subject to the discretion of the Compensation Committee of the Board of Directors, and thus we cannot currently determine the benefits or number of shares subject to be awarded that may be granted in the future to eligible participants under the Amended and Restated 2007 Plan, as proposed to be amended, and therefore no new plan benefits table can be provided at this time.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The compensation elements, amounts and target levels for our named executive officers, consisting of Fred J. Kleisner (Chief Executive Officer), Marc Gordon (President) and Richard Szymanski (Chief Financial Officer), were primarily determined by the Compensation Committee of the Company and were generally based upon the same compensation philosophy and objectives described below. The following Compensation Discussion and Analysis describes and analyzes these compensation decisions.
Executive Compensation Philosophy and Objectives
Our fundamental executive compensation philosophy and objectives are as follows: the executive compensation program of the Company is designed to reward and incentivize executive contributions to increasing and maximizing stockholder value. Specifically, the primary tenets of our executive compensation philosophy, similar to other public companies in the hospitality and entertainment industry, are the following:
•	Provide competitive compensation to attract and retain qualified, high-performing executives. The Compensation Committee believes that the Company must offer competitive total compensation, which includes base salary, annual cash incentives and long-term equity incentives, to recruit key executive talent when necessary, and to provide meaningful rewards to our named executive officers so that they remain with the Company. The focus is also on retaining their services to manage the Company, especially through the current global crisis, and ultimately continue to build on the operational success we have achieved since our initial public offering, or IPO. In addition, because our long-term strategy is to grow the Company, we must continually ensure that our executive compensation program is competitive and attractive to qualified executives with the level of industry experience that we generally seek.

•	Provide rewards commensurate with performance by emphasizing variable, at-risk compensation that is dependent on both Company and individual achievements and continued service. Generally, of the three main elements of our executive compensation program — base salary, annual cash incentives and long-term equity incentives — the only element that is “fixed” is base salary. Although select employment agreements provide for a minimum payout, each of the other two elements, nevertheless, are based on the achievement of performance targets or the continued service, typically over a three-year period, of the executive to the Company. We believe such a focus directly rewards our senior executive team for creating, sustaining and, more importantly, increasing stockholder value.

•	Align the interests of executives and stockholders through equity-based compensation. As a further reinforcement of our overall philosophy to maximize stockholder value, we intend to make annual equity grants to our executives, including the named executive officers, in order to create symmetry between their interests and those of our stockholders.
With these tenets in mind, the Company adhered, and intends to continue to adhere to, the following objectives when providing executive compensation recommendations to the Compensation Committee:
•	create and emphasize a pay-for-performance culture to drive the creation of stockholder value, not only for our named executive officers but for all employees generally;

•	pay competitively by evaluating market pay practices with respect to the elements of compensation provided, plan design and resulting pay levels; and

•	allow for judgment and discretion to adjust for individual performance and the role, responsibilities and achievements of the individual within the organization.

Setting of Executive Compensation
The material factors that affected named executive compensation decisions during 2008 and currently affect named executive compensation decisions during 2009 are discussed generally below. Additional details on how these factors affected individual compensation decisions are discussed under “Elements of Executive Compensation.”
Market Benchmarking. In setting pay levels for the named executive officers in 2008, each named executive officer’s pay, including base salary, annual cash incentives and long-term equity incentives, was reviewed in relation to a comparison group of hospitality and entertainment companies that had, in the aggregate, greater annual sales and market capitalizations than the Company. These companies reflect characteristics that are desirable for us to grow and ones that we are likely to compete with in the marketplace in terms of recruiting and retaining key executive talent. The compensation data for this peer group was based on public proxy filings and other information available to Towers Perrin, the Compensation Committee’s compensation consultant. In selecting a peer group of companies that met the characteristics of hospitality and entertainment as outlined by the Compensation Committee, we were assisted by Towers Perrin. This group of companies included the following 12 companies (the “2008 peer group”):

Boyd Gaming Corp.	Sonesta International Hotels Corp.
Harrah’s Entertainment Inc.	Starwood Hotels & Resorts Worldwide Inc.
Hilton Hotels Corp.	Trump Entertainment Resorts Inc.
IAC/InterActiveCorp	Warner Music Group Corp.
Lions Gate Entertainment Corp.	Wyndham Worldwide Corporation
Sirius Satellite Radio Inc.	Wynn Resorts Ltd.
In addition, the 2008 peer group data were supplemented by compensation data provided by Towers Perrin for global leisure and entertainment companies with annual revenues and other data regressed or adjusted to be comparable to that of the Company. The Compensation Committee desired to review the supplemental compensation data, in addition to the 2008 peer group information, as we believe we not only compete for executives (including retaining our executives) with hospitality and entertainment companies, but leisure and other entertainment companies generally.
The 2008 peer group and supplemental compensation data provided the Compensation Committee with a context in which to determine whether any adjustments to named executive officer’s pay should be made. In early 2008, the Compensation Committee targeted total compensation at the 40th percentile for our named executive officers. If the Company’s performance exceeds expectations, total compensation should be above the 40th percentile and when the Company’s performance is below expectations, total compensation should be below the 40th percentile. The Compensation Committee used the supplemental compensation data to validate the compensation levels and practices of the 2008 peer group and to provide a broader context for pay levels in the industry. Actual total compensation for 2008, however, for both our President, at the time, and Chief Executive Officer and our Chief Financial Officer was below the 15th percentile and for our Chief Investment Officer and Executive Vice President of Capital Markets, at the time, was approximately at the 25th percentile. In light of the difficult economic times and the Company’s performance, the Compensation Committee felt, and the named executive officers agreed, that it was in the best interest of the Company and its stockholders to pay total compensation at lower levels than originally targeted for 2008.
In setting pay levels for the named executive officers in 2009 thus far, the Compensation Committee considered compensation data, as provided by Towers Perrin, for the same group of companies that were included in the 2008 peer group (the “2009 peer group”). These companies in the 2009 peer group continue to have, in the aggregate, greater annual sales and market capitalizations than the Company, but reflect characteristics that are desirable for us to grow and ones that we are likely to compete with in the marketplace in terms of recruiting and retaining key executive talent. Again, the Compensation Committee considered supplemental data provided by Towers Perrin for global leisure and entertainment companies with annual revenues and other data regressed or adjusted to be comparable to that of the Company. The Compensation Committee desired to review the supplemental compensation data, in addition to the 2009 peer group information, as we believe we not only compete for executives (including retaining our executives) with hospitality and entertainment companies, but leisure and other entertainment companies generally. The 2009 peer group and supplemental compensation data provide the Compensation Committee with a context in which to determine whether any adjustments to named executive officers’ pay should be made. For 2009, the Compensation Committee is currently targeting total compensation at the 40th percentile for our named executive officers. If the Company’s performance exceeds expectations, total compensation should be above the 40th percentile and when the Company’s performance is below expectations, total compensation should be below the 40th percentile. The Compensation Committee uses the supplemental compensation data to validate the compensation levels and practices of the 2009 peer group and to provide a broader context for pay levels in the industry.

The Compensation Committee reviews the peer group periodically, in consultation with Towers Perrin, to ensure it adequately reflects the actual and aspirational characteristics and complexities of the Company as well as the competitive marketplace for executive talent.
Employment Agreements. As discussed above, one of our objectives in setting executive compensation is to attract and retain qualified, high-performing executives. A key tool in achieving this objective is through an employment agreement, which is highly negotiated, specific to each executive and reflects the terms that we are able to negotiate to attract and retain that particular executive. For example, Mr. Gordon was an executive of NCIC, an entity that indirectly owned a majority of our former parent Company, Morgans Hotel Group LLC, now known as Residual Hotel Interest LLC (the “Former Parent”), from which our Company was formed at the time of the IPO. Mr. Gordon was instrumental in the development of the Company prior to such time and we actively sought to retain his services. The employment agreement that we entered into with Mr. Gordon at the time of the IPO, which provided for a minimum base salary and certain parameters with respect to the amount of annual cash incentives and long-term equity incentives, was a reflection of our desire to attract Mr. Gordon to the Company and the outcome of negotiations. We entered into a new employment agreement with Mr. Gordon on April 11, 2008 in order to retain his services as Chief Investment Officer and Executive Vice President of Capital Markets. We note that Mr. Gordon was promoted to President of the Company on October 15, 2009 and there were no changes to any contracts or arrangements with Mr. Gordon in connection with his promotion to President. Mr. Kleisner provided his recommendations regarding Mr. Gordon’s employment agreement to the Compensation Committee, with the Compensation Committee making the final decision. The terms of the new employment agreement, which also provides for a minimum base salary and certain parameters with respect to the amount of annual cash incentives and long-term equity incentives, reflect the outcome of lengthy negotiations.
Similarly, Mr. Szymanski was also instrumental and valuable to the Company during the pre-IPO period, and we desired to keep his assistance to continue the strategic growth and direction of the Company. On November 27, 2007, we entered into an employment agreement with Mr. Szymanski, effective as of October 1, 2007, to retain his services and provide a compensation package commensurate with his role as our Chief Financial Officer. Mr. Kleisner provided his recommendation regarding Mr. Szymanski’s employment agreement to the Compensation Committee, with the Compensation Committee making the final decision. The Company took other steps at this time to encourage the retention of certain employees and management stability, following our previous CEO’s separation from the Company, by making a one-time equity grant, including to Mr. Szymanski.
On November 27, 2007, we entered into an employment agreement with Mr. Kleisner, effective as of September 20, 2007, to provide a compensation package to reflect his appointment as interim President and CEO. On December 10, 2007 we entered into a new employment agreement with Mr. Kleisner to provide a compensation package commensurate with his appointment as our new President and CEO. The compensation packages for Mr. Kleisner, which provided and provides for a minimum base salary and certain parameters with respect to the amount of annual cash incentives and long-term equity incentives, were designed and negotiated to recruit Mr. Kleisner, who had extensive and valuable experience in the hotel industry and with the Company as a member of our Board of Directors, as our interim, and ultimately as our new, President and Chief Executive Officer, upon our previous CEO’s separation from the Company. We note that Mr. Kleisner gave up the title President on October 15, 2009.
Pre-Established Performance Criteria. Our annual cash incentive plan is based on pre-established performance criteria. These criteria include Company and individual-specific performance measures that are established in the early part of the year, after reviewing compensation data provided by Towers Perrin and internal goals. Decisions regarding payouts under these annual cash incentive plans are made in the first quarter (or shortly thereafter) of the following year. The Compensation Committee typically maintains the ability to exercise negative discretion with respect to any payouts. In early 2008, the Compensation Committee established certain Company and individual-specific performance measures for each of our named executive officers for 2008. In establishing these measures, the Compensation Committee considered compensation data provided by Towers Perrin and considered the recommendations of Mr. Kleisner regarding 2008 Company performance measures and 2008 individual performance measures and compensation amounts for each of Messrs. Gordon and Szymanski. Mr. Kleisner also discussed his own individual performance measures and compensation amounts with the Compensation Committee, but the Compensation Committee, upon consultation with Towers Perrin, made the final determination in an executive session without Mr. Kleisner being present, as required by our Compensation Committee Charter. See “Elements of Executive Compensation — Annual Cash Incentives — 2008 Annual Cash Incentive Plan” for additional details.

Subjective Judgment and Discretion. Although the annual cash incentive plan is based on pre-established performance criteria, the Compensation Committee generally has the right to exercise negative discretion with respect to actual payouts under the plan. In addition, the evaluation of individual performance against individual-specific performance measures may involve a degree of subjective judgment. Mr. Kleisner provides his evaluation of individual performance by the named executive officers, with the Compensation Committee making the final determination. In April 2009, in light of the difficult economic conditions and its impact on the Company’s performance, the Compensation Committee exercised its negative discretion with respect to 2008 annual cash incentive payouts for Messrs. Kleisner and Szymanski, as further described in “Elements of Executive Compensation — Annual Cash Incentives — 2008 Annual Cash Incentive Plan.”
Elements of Executive Compensation
Base salary Base salaries are the sole fixed component of compensation paid to the named executive officers and are paid for retention purposes and for performing the daily duties of their jobs.
On March 10, 2008, the Compensation Committee approved cost of living adjustments of 4% effective as of January 1, 2008 for each of our named officers, resulting in the following base salaries, which remain unchanged:

2009 Current
Base Salary
Name	($)

Mr. Kleisner	936,000
Mr. Gordon	709,800
Mr. Szymanski	468,000
Annual Cash Incentives. Annual cash incentives are a performance-based component of executive compensation that are designed to motivate and reward the achievement of annual financial results relative to Company targeted or budgeted levels and individual goals. We believe that annual cash incentives further our objectives of creating a culture of paying-for-performance. Annual cash incentives are generally paid in the first quarter of the year following the performance period.
The employment agreements of the named executive officers, as negotiated and entered into by the executive and the Company, establish certain parameters for the annual cash incentive opportunity based on competitive practice, market pay levels and incentive performance. Mr. Kleisner is entitled to receive an annual cash incentive with a target equal to 75% of his base salary, with no maximum specified in the employment agreement, and 75% of the total annual cash incentive is to be based on objective performance metrics and 25% of the total annual cash incentive is to be based on Mr. Kleisner’s subjective performance, as determined by the Compensation Committee. Mr. Gordon is entitled to receive an annual cash incentive with a target equal to 100% of his base salary, with a maximum incentive potential of 200% of base salary. Mr. Szymanski is entitled to receive an annual cash incentive that is commensurate with the bonuses paid to other similarly situated employees of the Company, provided that the exact amount of Mr. Szymanski’s incentive is determined in the Company’s sole discretion. These parameters were established and approved by the Compensation Committee as part of each named executive officer’s employment agreement, which was the result of negotiations. The specific parameters and terms of the annual cash incentive opportunity are established by the Compensation Committee each year considering, in part, these employment agreements.
2008 Annual Cash Incentive Plan
On March 28, 2008, the Compensation Committee established the 2008 performance objectives and incentive payout potential for the named executive officers for purposes of the annual cash incentive plan. The performance objectives for the 2008 annual cash incentive plan were based on (i) the Company’s adjusted earnings before interest, taxes, depreciation and amortization, as calculated by the Company (“Adjusted EBITDA”), on a pro forma basis to assume a 33.33% ownership interest by the Company in the Hard Rock joint venture, (ii) hotel room growth, and (iii) individual performance, based on pre-established goals.

Specifically, for our named executive officers, the 2008 annual cash incentive payment was weighted 52.5% on the corporate Adjusted EBITDA measure, on a pro forma basis to assume a 33.33% ownership interest by the Company in the Hard Rock joint venture, 22.5% on room growth, and 25.0% on individual named executive officer performance. The possible threshold, target, superior and outperformance annual cash incentive payouts payable to the named executive officers for 2008 were as follows:

Name	Threshold ($)	Target ($)	Superior ($)	Outperformance ($)

Mr. Kleisner	468,000	702,000	1,404,000	1,872,000
Mr. Gordon	354,900	709,800	1,064,700	1,419,600
Mr. Szymanski	234,000	374,400	468,000	585,000
In March 2009, the Compensation Committee determined that for 2008, corporate Adjusted EBITDA achievement, on a pro forma basis to assume a 33.33% ownership interest by the Company in the Hard Rock joint venture, was below the threshold level, rooms growth achievement was at the outperformance level and the individual component was at the target level for each named executive officer. Based solely upon these quantitative calculations, annual cash incentive payments would have been $596,700 for Mr. Kleisner, $496,860 for Mr. Gordon, and $225,225 for Mr. Szymanski. However, due to significant deterioration in the Company’s financial and stock market performance as a result of the global economic crisis, the Compensation Committee determined to exercise negative discretion with respect to the 2008 cash incentives and, in some cases, negotiate alternative compensation arrangements. Senior management concurred with the Compensation Committee that the following decisions with respect to 2008 cash incentives were in the best interests of the Company and its stockholders:
•	Mr. Kleisner — In light of the difficult economic times and the Company’s performance, Mr. Kleisner volunteered to forego payment of his 2008 cash incentives. The Compensation Committee agreed with and accepted Mr. Kleisner’s proposal and took such decision into consideration in determining his 2009 annual equity grant, as described under “Long-Term Equity Compensation — 2009 Equity Awards.”

•	Mr. Gordon — In determining Mr. Gordon’s 2008 cash incentives, the Compensation Committee took into consideration Mr. Gordon’s employment agreement, which includes certain obligations by the Company with respect to annual cash incentives and annual equity awards, the risk of triggering certain remedies in the employment agreement in the event of breach, and the relatively limited amount of equity award capacity remaining under the Amended and Restated 2007 Plan. The Compensation Committee also took into consideration the difficult economic times, the Company’s performance and depressed stock price, and the value to stockholders of having management own shares of the Company’s stock. In consideration of these various factors and following negotiations with Mr. Gordon, the Compensation Committee awarded a cash incentive payment of $750,000. Mr. Gordon has indicated that he may use a portion of the net after-tax amount of the 2008 cash incentive payment to purchase shares of the Company’s common stock from time to time, taking into account market conditions and other considerations, including personal circumstances. To date, Mr. Gordon has already purchased 48,500 shares of the Company’s common stock since the beginning of 2009. Mr. Gordon also paid in cash the estimated income taxes associated with vestings of his RSUs, rather than netting against common shares issued upon vesting of RSUs.

•	Mr. Szymanski — On April 9, 2009, the Compensation Committee determined, and Mr. Szymanski agreed, that in lieu of a cash payment, Mr. Szymanski would be awarded equity in the form of LTIP units (as defined below). On April 9, 2009, in lieu of a cash incentive payment, the Compensation Committee awarded Mr. Szymanski 10,334 LTIP units, vesting ratably in three annual installments beginning on the first anniversary of the grant date, with accelerated vesting in the event of termination of employment without “cause” or for “good reason,” as described in “Potential Payments upon Termination or Change in Control — Defined Terms.” The grant date fair value of these LTIP units was $39,373, which is significantly below the amount of the cash award Mr. Szymanski would have been entitled to, as described above, absent the Compensation Committee’s exercise of negative discretion.
2009 Annual Cash Incentive Plan
On March 30, 2009, the Compensation Committee established the 2009 performance objectives and incentive payout potential for the named executive officers for purposes of the annual cash incentive plan. The performance objectives for the 2009 annual cash incentive plan were based on (i) corporate Adjusted EBITDA, on a pro forma basis to assume a 20% ownership interest by the Company in the Hard Rock joint venture and conditioned on the absence of any covenant default on the Company’s corporate-level debt, (ii) weighted revenue per available room (“RevPAR”) performance of the Company’s hotels (other than the Hard Rock and Mondrian South Beach) in 2009 versus equivalent RevPAR performance of their respective competitive sets based on Smith Travel Research reports, (iii) liquidity and debt restructuring progress, including Board-approved loan extensions, new financings, sales or transfers of assets or interests in assets, and debt restructurings, amendments, and waivers at the consolidated and joint venture levels, and (iv) individual performance, based on pre-established goals.

Specifically, for our named executive officers, the 2009 annual cash incentive payment was weighted 40% on the corporate Adjusted EBITDA measure, 20% on the relative RevPAR performance measure, 30% on the liquidity and debt restructuring measure, and 10% on individual named executive officer performance. The possible threshold, target, superior and outperformance annual cash incentive payouts payable to the named executive officers for 2009 are as follows:

Name	Threshold ($)	Target ($)	Superior ($)	Outperformance ($)
Mr. Kleisner	468,000	702,000	1,404,000	1,872,000
Mr. Gordon	354,900	709,800	1,064,700	1,419,600
Mr. Szymanski	234,000	374,400	468,000	585,000
The Company determined that, for 2009, achievement of the target level of performance for the Adjusted EBITDA and room rate growth performance metrics would require considerable effort in light of the current global economic crisis.
Long-Term Equity Compensation. Long-term equity incentives are a variable, performance-based component of compensation that are designed to motivate and reward the achievement of stock price appreciation and to support our retention objectives. Such awards also further our executive compensation objective of aligning the interests of our named executive officers with those of our stockholders. Our Amended and Restated 2007 Plan provides for the issuance of stock-based incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, shares of common stock of the Company, including restricted stock units (“RSUs”) and other equity-based awards, including membership units in Morgans Group LLC which are structured as profits interests (“LTIP units”) that are redeemable for shares of our common stock, or any combination of the foregoing. Equity awards typically vest over a three-year period, although our Amended and Restated 2007 Plan allows us to provide for different vesting periods. Although we do not have a formal common stock ownership policy, we encourage executive officers, including the named executive officers, to own and hold Company common stock to ensure sustained alignment of their interests with those of stockholders.
In addition, our employment agreements with certain of our named executive officers provide guidelines regarding the grant of annual equity awards. Pursuant to our employment agreement with Mr. Kleisner, he is eligible for an annual equity grant with a maximum value on the grant date of up to $2,425,000. The exact amount of the grant is to be determined by the Compensation Committee in its sole discretion, with 75% of the total annual grant value to be based on objective performance metrics and 25% of the total annual grant value to be based on Mr. Kleisner’s subjective performance, as determined by the Compensation Committee.
Pursuant to our employment agreement with Mr. Gordon, the Company may grant each year, commencing with calendar year 2008, equity awards, with a target value of $1.9 million and on terms and conditions specified by the Compensation Committee in its sole discretion, which terms and conditions may be no less favorable than the terms and conditions of equity awards granted to other senior executives of the Company. If the Company fails to grant annual equity awards at the target level for calendar years 2008, 2009 and 2010, such failure may be deemed to be a termination of employment which shall entitle the employee to receive certain additional benefits discussed below under “Compensation of Directors and Executive Officers — Marc Gordon Amended and Restated Employment Agreement.”
The Compensation Committee’s current policy is to grant equity awards to executives and other eligible employees annually, typically at pre-established meetings during the first half of the year. For non-executive officers, the Company’s executive officers submit proposed stock option and other equity awards to the Compensation Committee or the Non-Executive Equity Award Committee for approval. Equity awards are approved by the Compensation Committee or the Non-Executive Equity Award Committee and are not timed to precede the release of material non-public information. The grant date of equity awards is the date of Compensation Committee or the Non-Executive Equity Award Committee approval, and the typical exercise price for grants of stock options is the closing market price of our common stock on the date of grant. Exceptions to this general principle result from grants to new hires or in connection with a promotion or other special circumstances. In such instances, the date of grant would typically be the start date or the effective date of the promotion or other special circumstances.
Pursuant to Company policy, Morgans Hotel Group Co. prohibits executive officers and directors from purchasing or selling options to sell or buy Company common stock (“puts” and “calls”) or engaging in short sales with respect to Company common stock.

2008 Equity Awards
On April 3, 2008, the Compensation Committee made its annual grant of equity awards to the named executive officers. These awards consisted of a combination of LTIP units, RSUs and stock options that vest ratably in three annual installments beginning on the first anniversary of the grant date. Upon vesting of 1 / 3 of the RSUs on April 3, 2009, each of the named executive officers elected to make the related tax payment in cash, rather than through a withholding of a portion of the shares of common stock issuable upon vesting of the RSUs. The annual award values were based on the 2008 peer group market data, level of responsibility and individual performance. All named executive officer’s annual equity award for 2008 targeted the 40th percentile of the peer group.
In addition, in connection with his new employment agreement, Mr. Gordon received a one-time grant of 294,018 LTIP units on April 3, 2008, which included a “catch-up” award of 38,911 LTIP units in lieu of a proportionally equivalent retention award that had been made to other senior executives in November 2007, and also received an additional 38,175 LTIP units on May 20, 2008 after the Company’s stockholders approved the Amended and Restated 2007 Plan at the 2008 annual meeting of stockholders. Mr. Gordon’s awards reflected additional responsibilities that Mr. Gordon assumed, a sign-on award for his new employment contract, as well as cash compensation that he may have been entitled to receive as a result of a restructuring of the executive team of the Company in 2007. All equity awards made to Mr. Gordon on April 3, 2008 would have been forfeited if a new employment agreement had not been entered into with Mr. Gordon. We entered into a new employment agreement with Mr. Gordon on April 11, 2008.
The following table summarizes the long-term incentive awards granted to each named executive officer in 2008:

	LTIP Units	Restricted Stock	Stock Options
Name	(#)	Units (#)	(#)

Mr. Kleisner	52,421	52,421	123,222
Mr. Gordon	332,193	41,072	96,545
Mr. Szymanski	23,779	23,779	55,894
2009 Equity Awards
As described above, long-term incentive compensation is designed to motivate and reward the achievement of stock price appreciation and to support our retention objectives. The Compensation Committee determined that these objectives continued to be relevant, and perhaps even more so in light of the current global economic crisis and the Company’s depressed stock price, and determined to grant long-term equity awards to our named executive officers for 2009. The Compensation Committee determined, however, that it was appropriate to make equity grants with a value that is significantly below that of previous years. In addition, the Compensation Committee took into consideration other compensation decisions made with respect to the named executive officers in determining the size of equity grants. On April 9, 2009, the Compensation Committee awarded Mr. Kleisner 237,979 LTIP units, subject to forfeiture if Mr. Kleisner does not enter into an amendment of his employment agreement by April 30, 2009 to eliminate any right to an equity award in 2011 based on 2010 performance in the event his employment agreement is not renewed or extended beyond 2010. The grant date fair value of these LTIP units was $906,700. Also on April 9, 2009, Mr. Gordon was awarded 200,000 LTIP units, which Mr. Gordon agreed shall be deemed to comply with the requirement under his employment agreement to grant annual equity worth at least $1.9 million. The grant date fair value of these LTIP units was $762,000. On August 14, 2009, Mr. Szymanski was awarded 75,000 RSUs. The grant date fair value of these RSUs was $372,000
Perquisites. During 2008, we provided a limited number of benefits to one of our named executive officers which were not otherwise generally available to our employees. Specifically, we provided a Company-leased vehicle for use by Mr. Kleisner, pursuant to his employment agreement. We believe that these benefits served our business purposes in that they ensured Mr. Kleisner’s availability and maximized his ability to focus on Company business. The lease expires in 2009, and the Compensation Committee determined to discontinue this benefit at the time of such lease expiration. For additional details on the amounts associated with these benefits, see the Summary Compensation Table below.
Severance and Change in Control Arrangements
Our severance benefits are designed to provide a bridge to future employment in the event an executive’s job is eliminated or employment is terminated. In addition, certain severance benefits provided to Mr. Kleisner were specifically negotiated with Mr. Kleisner as part of our recruitment and retention of his services as our new President and CEO in December 2007. Severance and termination benefits were based on competitive practice and level of responsibility.

The employment agreements of Messrs. Kleisner, Gordon and Szymanski provide for certain payments as well as accelerated equity vesting in certain circumstances if the executive’s employment is terminated without cause or for good reason, or, in the case of Messrs. Kleisner and Gordon, if we fail to renew their employment agreements. In addition, our equity plans provide for acceleration of outstanding, unvested awards in certain circumstances. These payments and terms are discussed below under “Potential Payments upon Termination or Change in Control.”
Tax Provisions Affecting Compensation Decisions
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid by a public Company to its CEO and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements. While we consider the impact of this and other tax rules when developing and implementing our executive compensation programs, we also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) or any other tax rule.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation
The following tables contain certain compensation information for our Chief Executive Officer, Chief Financial Officer and our other most highly compensated executive officer, each of whom was serving as an executive officer on December 31, 2008 (our “named executive officers”).
Summary Compensation Table
(for 2008, 2007 and 2006)

							Non-Equity
Name and					Stock	Option	Incentive Plan		All Other
Principal		Salary	Bonus		Awards	Awards	Compensation		Compensation		Total
Position	Year	($)	($)		($)(2)	($)(3)	($)		($)		($)
Fred J. Kleisner(1)	2008	936,000	—		718,368	627,532	—	(4)	52,989	(5)	2,334,889
President and Chief Executive Officer	2007	216,000	—		19,684	26,021	365,169	(6)	199,502		826,376
Richard Szymanski	2008	468,000	—		768,284	260,058	—	(4)	—		1,496,342
Chief Financial Officer	2007	382,959	—		400,482	82,364	479,813	(6)	—		1,345,618
	2006	350,000	200,000	(7)	146,575	61,562	—		—		758,137
Marc Gordon(8)	2008	709,800	750,000	(4)	3,305,303	593,563	—	(4)	—		5,358,666
Chief Investment Officer and	2007	673,469	—		1,702,622	442,823	1,096,266	(6)	—		3,915,180
Executive Vice President of	2006	650,000	650,000	(7)	1,099,315	369,370	—		—		2,768,685
Capital Markets

(1)	In light of the difficult economic times and the Company’s performance in 2008, Mr. Kleisner volunteered in December 2008 to forego payment of any cash incentives payable to him for 2008. The Compensation Committee agreed with his proposal, and as a result, Mr. Kleisner did not receive any cash incentives for 2008. Mr. Kleisner was appointed interim President and CEO of the Company as of September 20, 2007, and President and CEO of the Company as of December 10, 2007. Upon his appointment as interim President and CEO, Mr. Kleisner resigned from all committees of the Board and ceased to receive any compensation for his service on our Board of Directors. Amounts shown for 2008 and 2007 do not reflect any expense recognized for compensation received by Mr. Kleisner for his service on our Board of Directors prior to such appointment. As of October 15, 2009, Mr. Kleisner’s title is Chief Executive Officer and Mr. Gordon’s title is President.

(2)	Amounts shown in this column are based on the accounting expense recognized by the Company, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“FAS 123R”), disregarding any estimate of forfeitures based on service-based vesting conditions, related to stock awards in the form of LTIP units and RSUs made in the respective years and in prior years to the extent that the compensation cost of the awards granted in prior years was recognized in our consolidated financial statements contained in our Form 10-K for the respective year. The LTIP units and RSUs are convertible into shares of the Company’s common stock. The assumptions used to calculate the accounting expense recognized in fiscal year 2008 and fiscal year 2007 for these stock awards are set forth in footnote 10 to the Company’s audited financial statements contained in each of its Forms 10-K for the years ended December 31, 2008, 2007, and 2006.

(3)	Amounts shown in this column are based on the accounting expense recognized by the Company, in accordance with FAS 123R, disregarding any estimate of forfeitures based on service-based vesting conditions, related to stock option awards made in the respective years and in prior years to the extent that the compensation cost of the awards granted in prior years was recognized in our consolidated financial statements contained in our Form 10-K for the respective year. The assumptions used to calculate the accounting expense recognized in fiscal year 2008 and fiscal year 2007 for these stock awards are set forth in footnote 10 to the Company’s audited financial statements contained in each of its Forms 10-K for the years ended December 31, 2008, 2007, and 2006.

(4)	Mr. Kleisner did not receive any cash incentives for 2008. With respect to Mr. Szymanski, the Compensation Committee made an equity grant of 10,334 LTIP units on April 9, 2009, having a grant date fair value of $39,373, in lieu of any cash incentives payable to him for 2008. Mr. Gordon was paid a discretionary cash bonus of $750,000 with respect to his performance in 2008, in light of certain obligations of the Company under his employment agreement. See “Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Cash Incentives — 2008 Annual Cash Incentive Plan” above. See also “— Mr. Gordon Amended and Restated Employment Agreement” in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(5)	Amounts in 2008 represent the cost to the Company of a Company-leased automobile for Mr. Kleisner, including insurance and maintenance.

(6)	Amounts in 2007 represent cash incentives that were based on pre-established performance targets communicated to the named executive officers at the beginning of 2007. The amount for Mr. Kleisner reflects a prorated cash incentive for the portion of the year he was serving as the Company’s CEO, beginning September 20, 2007.

(7)	Amounts shown for 2006 represent discretionary bonus payments made to each applicable named executive officer in 2006.

(8)	As of October 15, 2009, Mr. Kleisner’s title is Chief Executive Officer and Mr. Gordon’s title is President.
2008 Grants of Plan-Based Awards

							All Other
					All Other		Option		Full
					Stock		Awards:	Exercise or	Grant Date
		Estimated Possible			Awards:		Number of	Base	Fair Value
		Payouts Under Non-Equity			Number of		Securities of	Price of	of Stock
		Incentive Plan Awards(1)			Shares of		Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Stock		Options	Awards	Awards
Name	Date	($)	($)	($)	(#)(2)		(#)(5)	($/sh)	($)(6)
Fred J. Kleisner		468,000	702,000	1,872,000
	4/3/08						123,222	15.42	808,336
	4/3/08				52,421	(3)			808,332
	4/3/08				52,421	(4)			808,332

Richard Szymanski		234,000	374,400	585,000
	4/3/08						55,894	15.42	366,665
	4/3/08				23,779	(3)			366,672
	4/3/08				23,779	(4)			366,672

Marc Gordon		354,900	709,800	1,419,600
	4/3/08						96,545	15.42	633,335
	4/3/08				41,072	(3)			633,330
	4/3/08				294,018	(4)			4,533,758
	5/20/08				38,175	(4)			526,815

(1)	Represents the threshold, target and maximum amounts that could be earned by each named executive officer pursuant to our 2008 annual cash incentive plan. See “Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Cash Incentives” above for a discussion of the annual cash incentive plan, and the Summary Compensation Table above for the actual amounts paid to the named executive officers for 2008 performance under the plan.

(2)	Amounts represent grants of LTIP units or RSUs. LTIP units, vested or unvested, are entitled to receive the same quarterly per unit distributions as other membership units in Morgans Group LLC, our operating Company, which equal per share dividends on our common stock. We are prohibited, however, from declaring dividends pursuant to various debt covenants.

(3)	RSUs vest ratably in three annual installments beginning on the first anniversary of the grant date.

(4)	LTIP units vest ratably in three annual installments beginning on the first anniversary of the grant date.

(5)	Stock options vest ratably in three annual installments beginning on the first anniversary of the grant date.

(6)	The full grant date fair value was computed in accordance with FAS 123R.
Supplement to the Summary Compensation Table
The following table is a supplement to the Summary Compensation Table above. In lieu of the FAS 123R expense for stock awards and option awards, as described in footnotes 2 and 3 of the Summary Compensation Table above, the following table provides the market value, based on a closing price of $3.81 per share as of April 9, 2009, of the RSUs and LTIPs that were included in the calculation of the FAS 123R expense amounts in the Summary Compensation Table above. In other words, the closing price of $3.81 per share as of April 9, 2009 was substituted for the grant date value used to calculate the expense under FAS 123R. The exercise prices of all of the options granted to our named executive officers during the past three years were in excess of $3.81 per share as of April 9, 2009, and therefore are reflected with a $0 value in the table below. In the company’s view, the table below provides stockholders with an appropriate understanding of the current value attributable to stock awards and option awards made to our named executive officers during the past three years, particularly since none of our named executive officers has sold any of these equity awards other than equity withheld in connection with RSU vestings. The following table is supplemental and is not provided in response to and is not compliant with Rule 402(c) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
Supplement to the Summary Compensation Table
(for 2008, 2007 and 2006)

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)
Fred J. Kleisner	2008	936,000	—	169,000	—	—	52,989	1,157,989
President and Chief	2007	216,000	—	3,616	—	365,169	199,502	784,287
Executive Officer (1)

Richard Szymanski	2008	468,000	—	152,080	—	—	—	620,080
Chief Financial Officer	2007	382,959	—	71,872	—	479,813	—	934,644
	2006	350,000	200,000	27,843	—	—	—	577,843

Marc Gordon	2008	709,800	750,000	698,011	—	—	—	2,157,811
Chief Investment Officer and	2007	673,469	—	315,087	—	1,096,266	—	2,084,822
Executive Vice President of	2006	650,000	650,000	208,849	—	—	—	1,508,849
Capital Markets(1)

(1)	As of October 15, 2009, Mr. Kleisner’s title is Chief Executive Officer and Mr. Gordon’s title is President.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We have employment agreements with Messrs. Kleisner, Gordon and Szymanski.
Fred J. Kleisner Employment Agreement
Mr. Kleisner’s employment agreement provides for him to serve as our CEO on the terms listed below. As of October 15, 2009, Mr. Kleisner’s title is Chief Executive Officer and Mr. Gordon’s title is President.
•	an initial contract term through December 10, 2010, unless either party terminates in accordance with the applicable termination provision;

•	an annual base salary of at least $900,000, subject to annual review for increase;

•	eligibility for an annual cash incentive with a target payout of 75% of annual base salary and an annual equity award with a maximum value on the grant date of up to $2,425,000, both of which shall be determined by the Compensation Committee based 75% upon objective performance metrics and 25% upon Mr. Kleisner’s subjective performance as determined by the Compensation Committee;

•	one-time grants of options to purchase the Company’s common stock and LTIP units, which were made in December 2007 and are discussed in footnotes 2 and 7 to the Outstanding Equity Awards at Fiscal Year-End table; and

•	medical and other group welfare plan coverage and fringe benefits provided to our employees generally.
In addition, Mr. Kleisner’s employment agreement provides for certain payments to be made upon his termination. See “Potential Payments Upon Termination or Change in Control” below for these terms and amounts.
Marc Gordon Amended and Restated Employment Agreement
Mr. Gordon’s employment agreement provides for him to serve as our President on the terms listed below. As of October 15, 2009, Mr. Kleisner’s title is Chief Executive Officer and Mr. Gordon’s title is President.
•	an initial contract term through April 1, 2011, and on each anniversary thereafter, the contract term shall be automatically extended for one-year terms unless either the Company or the employee gives a notice of non-renewal in accordance with the relevant provision of the employment agreement;

•	an annual base salary of at least $709,800, subject to annual review for increase;

•	eligibility for an annual cash incentive based on the satisfaction of performance goals as established by the Compensation Committee, with a target of 100% of annual base salary and a maximum level of 200% of annual base salary. To the extent that the annual cash incentive exceeds 100% of base salary, the Compensation Committee has the discretion to pay such excess in the form of fully vested equity compensation;

•	a guaranteed minimum annual cash incentive for 2008 and 2009 which is equal to at least 100% of annual base salary, provided, however, that should the Company fail to pay annual cash incentives at the target levels for calendar years 2008, 2009 and 2010, such failure may be deemed, upon notice to Mr. Gordon, to be a termination of employment which shall entitle the employee to receive certain additional benefits discussed below under “— Potential Payments upon Termination or Change in Control — Mr. Gordon”;

•	one-time grants of RSUs and LTIP units, which were made in April and May 2008 and are discussed in footnotes 13, 14 and 15 to the Outstanding Equity Awards at Fiscal Year-End table; and

•	commencing with calendar year 2008, equity awards under the Amended and Restated 2007 Plan, as may be amended, with a target value of $1.9 million on terms and conditions specified by the Compensation Committee in its sole discretion, which terms and conditions shall be no less favorable than the terms and conditions of equity awards granted to other senior executives of the Company; provided, however, that if the Company fails to grant annual equity awards at the target levels for calendar years 2008, 2009 and 2010, such failure may be deemed, upon notice to Mr. Gordon, to be a termination of employment which shall entitle the employee to receive certain additional benefits discussed below under “— Potential Payments upon Termination or Change in Control — Mr. Gordon.”
In addition, Mr. Gordon’s employment agreement provides for certain payments to be made upon his termination. See “Potential Payments Upon Termination or Change in Control” below for these terms and amounts.
Richard Szymanski Employment Agreement
Mr. Szymanski’s employment agreement provides for him to serve as our Chief Financial Officer on the following terms:
•	no specified initial contract term; agreement may be terminated by either party in accordance with the applicable termination provision;

•	an annual base salary of at least $450,000, subject to annual review for increase;

•	eligibility for annual cash incentives commensurate with the incentive paid to the Company’s other similarly situated employees, provided that the exact amount of his incentive will be determined in the Company’s sole discretion; and

•	medical and other group welfare plan coverage and fringe benefits provided to our employees generally.
In addition, Mr. Szymanski’s employment agreement provides for certain payments to be made upon his termination. See “Potential Payments Upon Termination or Change in Control” below for these terms and amounts.
Stock Vested During 2008

	Stock Awards(1)
	Number of Shares		Value
	Acquired on		Realized on
	Vesting		Vesting
Name	(#)		($)(2)

Mr. Kleisner	—	(3)	—
Mr. Gordon	12,000	(4)	$172,320
Mr. Szymanski	6,000	(5)	$86,160

(1)	This table does not include information regarding stock options that have vested, but have not been exercised. It also does not include the following LTIP units that have vested, but have not been converted or redeemed into shares of common stock: (i) for Mr. Kleisner, 18,334 LTIP units that vested on December 13, 2008, with a market value of approximately $72,053 as of the vesting date, (ii) for Mr. Szymanski, 8,750 LTIP units that vested on April 25, 2008, with a market value of approximately $125,650 as of the vesting date, 8,337 LTIP units that vested throughout 2008 (1/12 on the 14th of each month), with a total market value of approximately $98,991 as of the respective vesting dates and 5,000 LTIP units that vested on November 27, 2008, with a market value of approximately $20,000 as of the vesting date, and (iii) for Mr. Gordon, 17,500 LTIP units that vested on April 25, 2008, with a market value of approximately $251,300 as of the vesting date, and 62,502 LTIP units that vested in 2008 (1/12 on the 14th of each month), with a total market value of approximately $742,196 as of the respective vesting dates.

(2)	Amounts reflect the market value of the shares vested, based on the closing price of our common stock on the date of vesting. The closing price of our common stock on April 25, 2008 was $14.36.

(3)	In his capacity as a director, Mr. Kleisner was granted 5,000 RSUs in February 2006 and 1,017 in May 2007, of which 1,807 shares and 339 shares, respectively, vested in 2008. The vesting of these RSUs, which were granted to Mr. Kleisner in his capacity as a director, are not included in the table.

(4)	Reflects the vesting on April 25, 2008 of 1/3 of the total RSUs granted to Mr. Gordon on April 25, 2007. Of the 12,000 RSUs that vested on April 25, 2008, 4,017 shares of common stock were withheld for payment of taxes.

(5)	Reflects the vesting on April 25, 2008 of 1/3 of the total RSUs granted to Mr. Szymanski on April 25, 2007. Of the 6,000 RSUs that vested on April 25, 2008, 2,007 shares of common stock were withheld for payment of taxes.
Outstanding Equity Awards at Fiscal Year-End
(as of fiscal year ended December 31, 2008)

	Option Awards							Stock Awards
													Equity
													Incentive
													Plan Awards:
											Equity		Market
											Incentive		or Payout
											Plan Awards:		Value of
											Number of		Unearned
										Market	Unearned		Shares,
	Number of		Number of					Number of		Value of	Shares,		Units or
	Securities		Securities					Shares or		Shares or	Units or		Other
	Underlying		Underlying					Units of		Units of	Other		Rights
	Unexercised		Unexercised		Option		Option	Stock That		Stock That	Rights That		That Have
	Options (#)		Options (#)		Exercise		Expiration	Have Not		Have Not	Have Not		Not Vested
	Exercisable		Unexercisable		Price ($)		Date	Vested (#)		Vested ($)(20)	Vested (#)		($)(20)

Fred J. Kleisner	—		123,222	(1)	15.42	(1)	4/3/2018	52,421	(5)	244,282	—		—
	31,667	(2)	63,333	(2)	17.32	(2)	12/12/2017	52,421	(6)	244,282
	40,000	(2)	80,000	(2)	24.25	(2)	12/12/2017	36,666	(7)	170,864
Richard Szymanski	—		55,894	(1)	15.42	(1)	4/3/2018	23,779	(8)	110,810	12,000	(18)	55,920
	23,601	(3)	1,399	(3)	20.00	(3)	2/14/2016	23,779	(9)	110,810
	11,000	(4)	22,000	(4)	17.67	(4)	11/27/2017	17,500	(10)	81,550
								10,000	(11)	46,600
								1,390	(12)	6,477
Marc Gordon	—		96,545	(1)	15.42	(1)	4/3/2018	41,072	(13)	191,396	24,000	(19)	111,840
	141,674	(3)	8,326	(3)	20.00	(3)	2/14/2016	294,018	(14)	1,370,124
								38,175	(15)	177,896
								35,000	(16)	163,100
								10,418	(17)	48,548

(1)	These option awards were granted on April 3, 2008 to Messrs. Kleisner, Gordon and Szymanski, and vest ratably in three annual installments beginning on the first anniversary of the grant date.

(2)	These option awards were granted on December 12, 2007 to Mr. Kleisner, and vest ratably in three annual installments beginning on the first anniversary of the grant date. Pursuant to his employment agreement, 95,000 options were granted at an exercise price equal to the closing price on the grant date, and 120,000 options were granted at 140% of such closing price.

(3)	These option awards were granted on February 14, 2006 to Messrs. Gordon and Szymanski, 1/3 of which vested on February 14, 2007, and the remainder of which vested and will continue to vest in 24 equal installments at the end of each month following the first anniversary of the grant date.

(4)	These option awards were granted on November 27, 2007 to Mr. Szymanski, and vest ratably in three annual installments beginning on the first anniversary of the grant date; provided, however, that the second vesting date for these stock options will be accelerated to the fifteenth-month anniversary of the grant date in the event the Company achieves an Adjusted EBITDA target for the 2008 fiscal year. This target was not achieved, and the second vesting date was not accelerated. Therefore the second and third vestings will occur on the second and third anniversaries, respectively, of the grant date.

(5)	This stock award, in the form of RSUs, which are convertible into 52,421 shares of Company’s common stock, was granted to Mr. Kleisner on April 3, 2008. These RSUs vest ratably in three annual installments beginning on the first anniversary of the grant date. In his capacity as a director, Mr. Kleisner was also granted 5,000 RSUs in February 2006, of which 278 remain unvested, and 1,017 RSUs in May 2007, of which 678 remain unvested. The market value of these unvested RSUs was $4,455, as of December 31, 2008. These director grants are not included in the table.

(6)	This stock award, in the form of LTIP units, which are convertible into 52,421 shares of Company’s common stock, was granted to Mr. Kleisner on April 3, 2008. These LTIP units vest ratably in three annual installments beginning on the first anniversary of the grant date.

(7)	This stock award, in the form of LTIP units, which are convertible into 55,000 shares of the Company’s common stock, were granted on December 13, 2007 to Mr. Kleisner, and vest ratably in three annual installments beginning on the first anniversary of the grant date.

(8)	This stock award, in the form of RSUs, which are convertible into 23,779 shares of Company’s common stock, was granted to Mr. Szymanski on April 3, 2008. These RSUs vest ratably in three annual installments beginning on the first anniversary of the grant date.

(9)	This stock award, in the form of LTIP units, which are convertible into 23,779 shares of Company’s common stock, was granted to Mr. Szymanski on April 3, 2008. These LTIP units vest ratably in three annual installments beginning on the first anniversary of the grant date.

(10)	A stock award, in the form of LTIP units, which are convertible into 26,250 shares of the Company’s common stock, was granted to Mr. Szymanski on April 25, 2007, and vests ratably in three annual installments beginning on the first anniversary of the grant date.

(11)	A stock award, in the form of LTIP units, which are convertible into 15,000 shares of the Company’s common stock, was granted to Mr. Szymanski on November 27, 2007, and vests ratably in three annual installments beginning on the first anniversary of the grant date; provided, however, that the second vesting date for these LTIP units will be accelerated to the fifteenth anniversary of the grant date in the event the Company achieves an Adjusted EBITDA target for the 2008 fiscal year. This target was not achieved, and the second vesting date was not accelerated. Therefore the second and third vestings will occur on the second and third anniversaries, respectively, of the grant date.

(12)	A stock award, in the form of LTIP units, which are convertible into 25,000 shares of the Company’s common stock, was granted to Mr. Szymanski on February 14, 2006, 1/3 of which vested on February 14, 2007, and the remainder of which vested and continue to vest in 24 equal installments at the end of each month following the first anniversary of the grant date.

(13)	This stock award, in the form of RSUs, which are convertible into 41,072 shares of Company’s common stock, was granted to Mr. Gordon on April 3, 2008. These RSUs vest ratably in three annual installments beginning on the first anniversary of the grant date.

(14)	This stock award, in the form of LTIP units, which are convertible into 294,018 of shares of Company’s common stock, was granted to Mr. Gordon on April 3, 2008. These LTIP units vest ratably in three annual installments beginning on the first anniversary of the grant date.

(15)	A stock award, in the form of LTIP units, which are convertible into 38,175 shares of Company’s common stock, was granted to Mr. Gordon on May 20, 2008. These LTIP units vest ratably in three annual installments beginning on the first anniversary of the grant date.

(16)	A stock award, in the form of LTIP units, which are convertible into 52,500 shares of the Company’s common stock, was granted to Mr. Gordon on April 25, 2007, and vests ratably in three annual installments beginning on the first anniversary of the grant date.

(17)	A stock award, in the form of LTIP units, which are convertible into 187,500 shares of the Company’s common stock, was granted to Mr. Gordon on February 14, 2006, 1/3 of which vested on February 14, 2007, and the remainder of which vested and continue to vest in 24 equal installments at the end of each month following the first anniversary of the grant date.

(18)	A stock award, in the form of RSUs, which are convertible into 18,000 shares of the Company’s common stock, was granted to Mr. Szymanski on April 25, 2007; the award will be earned, if at all, and will vest ratably on each anniversary of the grant date over a three-year period subject to achievement of the 7% total stockholder return over each calendar year. In April 2008, the Compensation Committee determined that the Company achieved approximately a 15% total stockholder return for 2007. On February 23, 2009, the Compensation Committee determined that the Company did not achieve the required 7% stockholder return for 2008, therefore no RSUs will vest on April 25, 2009. These unvested RSUs are subject to vesting in 2010 based on 2009 returns.

(19)	A stock award, in the form of RSUs, which are convertible into 36,000 shares of the Company’s common stock, was granted on to Mr. Gordon on April 25, 2007; the award will be earned, if at all, and will vest ratably on each anniversary of the grant date over a three-year period subject to achievement of the 7% total stockholder return over each calendar year. In April 2008, the Compensation Committee determined that the Company achieved approximately a 15% total stockholder return for 2007. On February 23, 2009, the Compensation Committee determined that the Company did not achieve the required 7% stockholder return for 2008, therefore no RSUs will vest on April 25, 2009. These unvested RSUs are subject to vesting in 2010 based on 2009 returns.

(20)	Based on the closing stock price of our common stock on December 31, 2008 of $4.66 per share.
Potential Payments upon Termination or Change in Control
Messrs. Kleisner, Gordon and Szymanski
The following discussion summarizes the potential payments and acceleration rights upon certain terminations and a change in control of the Company for each of the named executive officers, assuming a December 31, 2008 termination or change in control date. These payments and acceleration rights are generally contained within the named executive officers’ employment agreements.
The amounts set forth below do not include agreements, plans or arrangements providing for payments upon termination that do not discriminate in scope, terms or operation in favor of the Company’s executive officers and that are generally available to all employees of the Company equally (e.g., payouts under our life insurance policy or disability plan payments). The amounts also do not include the value of any equity awards made subsequent to December 31, 2008. In addition, for purposes of quantifying the value of continued health insurance coverage benefits presented in the disclosure below, we have estimated a value of such insurance benefits based on the monthly cost of such coverage as of December 31, 2008 pursuant to COBRA, multiplied by the number of months.
Mr. Kleisner. If Mr. Kleisner’s employment is terminated by us without “cause,” or by Mr. Kleisner for “good reason” (each as defined below), Mr. Kleisner will be entitled to the following benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination. As of December 31, 2008, this cash payment would have been $702,000.

•	Payment of his base salary for 24 months after his date of termination. As of December 31, 2008, this cash payment would have been $1,872,000.

•	24 months of health insurance benefits after his date of termination. As of December 31, 2008, the estimated value of this benefit would have been $24,775.
If Mr. Kleisner’s employment is terminated upon his death or disability, he (or his estate) will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive through the last day on which he performed services for us prior to his disability or death. As of December 31, 2008, this cash payment would have been $702,000.
Pursuant to Mr. Kleisner’s employment agreement, if, at the time of or during the one-year period following a “change in control” (as defined below), the Company terminates his employment without cause or he resigns for good reason, Mr. Kleisner will be entitled to the following benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination. As of December 31, 2008, this cash payment would have been $702,000.

•	A single payment of an amount equal to two times his then base salary. As of December 31, 2008, this cash payment would have been $1,872,000.

•	24 months of health insurance benefits after his date of termination. As of December 31, 2008, the estimated value of this benefit would have been $24,775.

•	All equity awards granted to Mr. Kleisner and held by him on the closing date of the change in control, which have not previously vested, will become immediately vested and exercisable as of the closing date. As of December 31, 2008, the estimated value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $17.32, $24.25 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $415,145 for LTIP units (computed based on full vesting of all unvested LTIP units at that date (89,087) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $248,737 for RSUs (computed based on full vesting of all unvested RSUs at that date (53,377) multiplied by $4.66, our closing stock price on December 31, 2008).
If the Company and Mr. Kleisner fail to extend his employment agreement or enter into a new employment agreement before expiration of its term, the Company’s only obligation to Mr. Kleisner will be to accelerate the vesting of any outstanding equity awards and pay any earned but unpaid base salary.
In his employment agreement, Mr. Kleisner has agreed that during the course of his employment and for two years thereafter, he will not directly or indirectly compete with the business activities conducted by the Company by providing any services to any other entity or individual engaged in the business of owning and/or operating hotels. In addition, Mr. Kleisner has agreed to non-solicitation provisions that cover the period of his employment and a two-year period thereafter, regardless of the circumstances under which his employment terminates, and confidentiality provisions that cover the period of his employment and thereafter. In the event that Mr. Kleisner threatens to breach or materially breaches the non-competition, non-solicitation or confidentiality provision of his employment agreement, the Company shall be entitled to both equitable relief and monetary damages.
Mr. Gordon. Absent a change in control as defined in the Amended and Restated 2007 Plan, if Mr. Gordon’s employment is terminated by us without “cause” or by Mr. Gordon for “good reason” (each as defined below), other than a termination after failure to pay an annual incentive or grant annual equity awards at the target levels for 2008, 2009 or 2010, Mr. Gordon will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination.
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination, based on the greater of the target annual incentive for the year in which termination occurs or the average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $873,000.

•	A lump sum amount equal to 2 times the sum of Mr. Gordon’s then current base salary and the greater of target annual incentive for the year in which termination occurs or average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $3,165,600.

•	24 months of continued medical, dental, and life insurance coverage for Mr. Gordon and his dependents. As of December 31, 2008, the estimated value of this benefit would have been $29,181.

•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $1,759,667 for LTIP units (computed based on full vesting of all unvested LTIP units as that date (377,611) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $303,236 for RSUs (computed based on full vesting of all unvested RSUs at that date (65,072) multiplied by $4.66, our closing stock price on December 31, 2008).
If Mr. Gordon’s employment is terminated upon his death or disability, he (or his estate) will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination, based on the greater of the target annual incentive for the year in which termination occurs or the average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $873,000.

•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $1,759,667 for LTIP units (computed based on full vesting of all unvested LTIP units as that date (377,611) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $303,236 for RSUs (computed based on full vesting of all unvested RSUs at that date (65,072) multiplied by $4.66, our closing stock price on December 31, 2008).
In addition, pursuant to the employment agreement, if Mr. Gordon’s employment is terminated upon the nonrenewal of his employment agreement by the Company or, absent a change in control, the Company fails to pay an annual incentive or grant annual equity awards at the target levels for 2008, 2009 or 2010, which failure may be deemed to be a termination of employment upon notice by the Company or by Mr. Gordon for good reason, Mr. Gordon will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination:
•	A lump sum amount equal to 1.0 times Mr. Gordon’s then current base salary, plus 1.0 times the greater of the target annual incentive for the year in which termination occurs or the average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $1,582,800.

•	12 months of continued medical, dental, and life insurance coverage for Mr. Gordon and his dependents. As of December 31, 2008, the estimated value of this benefit would have been $14,591.

•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $1,759,667 for LTIP units (computed based on full vesting of all unvested LTIP units as that date (377,611) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $303,236 for RSUs (computed based on full vesting of all unvested RSUs at that date (65,072) multiplied by $4.66, our closing stock price on December 31, 2008).

In addition, pursuant to the employment agreement, if Mr. Gordon’s employment is terminated upon his own nonrenewal of his employment agreement, he will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination:
•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $1,759,667 for LTIP units (computed based on full vesting of all unvested LTIP units as that date (377,611) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $303,236 for RSUs (computed based on full vesting of all unvested RSUs at that date (65,072) multiplied by $4.66, our closing stock price on December 31, 2008).
If, after a change in control, Mr. Gordon’s employment is terminated by us without “cause” or for disability or by Mr. Gordon for “good reason” (including termination upon notice by the Company or by Mr. Gordon for good reason after failure by the Company to pay an annual incentive or grant annual equity awards at the target levels for 2008, 2009 or 2010), Mr. Gordon will be entitled to the following severance benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination, based on the greater of the target annual incentive for the year in which termination occurs or the average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $873,000.

•	A lump sum amount equal to 2.5 times the sum of Mr. Gordon’s then current base salary and the greater of target annual incentive for the year in which termination occurs or average annual incentive for the two preceding years. As of December 31, 2008, this cash payment would have been $3,957,000.

•	30 months of continued medical, dental, and life insurance coverage for Mr. Gordon and his dependents. As of December 31, 2008, the estimated value of this benefit would have been $36,476.

•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options as the Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $1,759,667 for LTIP units (computed based on full vesting of all unvested LTIP units as that date (377,611) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $303,236 for RSUs (computed based on full vesting of all unvested RSUs at that date (65,072) multiplied by $4.66, our closing stock price on December 31, 2008).
In addition, in the event a payment to Mr. Gordon is deemed to be a golden parachute payment under Section 280G of the Internal Revenue Code, Mr. Gordon would also receive a tax gross-up payment to cover his excise tax liability under Section 4999. Assuming a termination date of December 31, 2008, Mr. Gordon would have received a tax gross-up payment of approximately $1.9 million as part of his severance payment.
In his employment agreement, Mr. Gordon has agreed that during the course of his employment and, unless he terminates his employment for good reason or is terminated without cause, for a one-year period thereafter, he will not, subject to certain exceptions, engage in competition with our business of the management and operation of full service hotels in North America or Western Europe. In his employment agreement, Mr. Gordon has also agreed to non-solicitation provisions that cover the period of his employment and, subject to certain exceptions, a one-year period thereafter and confidentiality provisions that cover the period of his employment and thereafter. In the event that Mr. Gordon materially breaches the non-competition, non-solicitation or confidentiality provision of his employment agreement, the Company’s obligation to make the termination payments described above cease, provided that the Company will remain obligated to make such payments in the event of a change in control of the Company.
Mr. Szymanski. If Mr. Szymanski’s employment is terminated by us without “cause” or by Mr. Szymanski for “good reason” (each as defined below), Mr. Szymanski will be entitled to the following benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination. As of December 31, 2008, this cash payment would have been $374,400.

•	Payment of his base salary for 24 months after his date of termination. As of December 31, 2008, this cash payment would have been $936,000.

•	Payment of a single incentive equal to the greater of (i) the incentive he actually received for the prior two years or (ii) twice his annual target incentive. As of December 31, 2008, this cash payment would have been $748,800.

•	24 months of health insurance benefits after his date of termination. As of December 31, 2008, the estimated value of this benefit would have been $29,752.
In addition, Mr. Szymanski’s employment shall terminate automatically upon his death, and in the case of termination due to disability, the Company will have no further obligations to Mr. Szymanski.
Pursuant to Mr. Szymanski’s employment agreement, if, at the time of or during the one-year period following a “change in control” (as defined below), the Company terminates his employment or he resigns for good reason, Mr. Szymanski will be entitled to the following benefits, in addition to the payment of his base salary through the date of termination:
•	Payment of his pro rata annual cash incentive, if any, for the current calendar year through the date of termination. As of December 31, 2008, this cash payment would have been $374,400.

•	Payment of his base salary for 24 months after his date of termination. As of December 31, 2008, this cash payment would have been $936,000.

•	Payment of a single cash incentive equal to the greater of (i) the incentive he actually received for the prior two years or (ii) twice his annual target incentive. As of December 31, 2008, this cash payment would have been $748,800.

•	24 months of health insurance benefits after his date of termination. As of December 31, 2008, the estimated value of this benefit would have been $29,752.

•	The full vesting of all his equity awards. As of December 31, 2008, the value of this benefit would have been $0 for options. The Company’s stock price at year end was $4.66 per share (compared to strike prices of $20.00, $17.67 and $15.42 per share). As the LTIP units were fully convertible into our common stock as of December 31, 2008, the value of this benefit would have been $245,438 for LTIP units (computed based on full vesting of all unvested LTIP units at that date (52,669) multiplied by $4.66, our closing stock price on December 31, 2008). As of December 31, 2008, the value of this benefit would have been $166,730 for RSUs (computed based on full vesting of all unvested RSUs at that date (35,779) multiplied by $4.66 our closing stock price on December 31, 2008).
In his employment agreement, Mr. Szymanski has agreed to non-solicitation provisions that cover the period of his employment and a two-year period thereafter, regardless of the circumstances under which his employment terminates, and confidentiality provisions that cover the period of his employment and thereafter. In the event that Mr. Szymanski threatens to breach or materially breaches the non-solicitation or confidentiality provision of his employment agreement, the Company shall be entitled to both equitable relief and monetary damages.
Defined Terms
Under Messrs. Kleisner’s and Szymanski’s employment agreements, “cause” generally means: (i) the employee’s repeated failure to perform his duties as determined in the sole discretion of the Board; (ii) the employee’s refusal to follow the policies and directives of the Board or supervisor, as applicable; (iii) the employee’s material breach of the provisions of the employment agreement; (iv) the employee’s engagement in any act of dishonesty, gross negligence or willful misconduct that may have an adverse effect on the Company; (v) the employee’s breach of any fiduciary duty owed to the Company; or (vi) the employee’s knowing violation of any law, rule or regulation that affects his performance of or ability to perform any of his duties or responsibilities with the Company; provided, however, that no termination pursuant to clause (i), (ii) or (iii) shall be effective unless the conduct providing cause to terminate continues after the employee has been given notice thereof and 30 days in which to cure the same.

Under Messrs. Kleisner’s and Szymanski’s employment agreements, “good reason” generally means: (i) any failure by the Company to comply with any of the compensation provisions, other than insubstantial or inadvertent failures not in bad faith which are remedied by the Company; (ii) the assignment to the employee, or the removal from the employee, of any duties or responsibilities that result in a material diminution of the employee’s authority; (iii) a material diminution of the budget over which the employee has responsibility, other than for a bona fide business reason; (iv) any failure by the Company to comply with and satisfy the provision in the employment agreement regarding a successor entity honoring the agreement; (v) the imposition of any requirement that the employee relocate his office to a location other than Manhattan; or (vi) a material breach by the Company of any written agreement between the Company and the employee; provided, however, that no termination for good reason shall be effective unless the acts or omissions providing good reason to terminate are capable of being cured and such acts or omissions continue after the employee has given the Company notice thereof and 30 days in which to cure the same.
Under Mr. Gordon’s employment agreement, “cause” generally means (i) the willful and continual refusal to substantially perform his responsibilities under his employment agreement, after demand for substantial performance has been given by the Board, (ii) willful engagement in misconduct which is materially and demonstrably injurious to the Company, or (iii) being convicted of a felony or pleading guilty or nolo contendere to a felony.
Under Mr. Gordon’s employment agreement, “good reason” generally means: (i) the assignment to Mr. Gordon of duties materially inconsistent with his title, position, status, reporting relationships, authority, duties or responsibilities or any other action by the Company which results in a diminution of the employee’s title, position, status, reporting relationships, authority, duties or responsibilities, other than insubstantial or inadvertent failures not in bad faith which are remedied by the Company; (ii) any failure by the Company to comply with any of the compensation or benefits provisions of the employment agreement, other than insubstantial or inadvertent failures not in bad faith which are remedied by the Company; (iii) any purported termination by the Company of his employment, otherwise than as expressly permitted by the employment agreement; (iv) any failure by the Company to comply with and satisfy the provision in the employment agreement regarding a successor entity honoring the agreement; (v) following a change in control, any requirement that Mr. Gordon principal place of employment be at a location more than 50 miles from New York, New York; or (vi) any material failure by the Company to comply with any other material provision of the employment agreement; provided, however, that, absent a change in control, failure to pay the employee an annual incentive at the target level for calendar years 2008, 2009 or 2010, or the failure to grant the employee an annual equity award at the target level for calendar years 2008, 2009 and 2010 may be deemed to be good reason, but will only entitle Mr. Gordon to limited benefits as described earlier.
Under Messrs. Kleisner’s Szymanski’s and Gordon’s employment agreements, “change in control” generally means: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; (ii) individuals who at the beginning of any two-year period constitute the Board, plus new directors of the Company whose election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors of the Company still in office who were directors of the Company at the beginning of such two-year period, cease for any reason during such two-year period to constitute at least two-thirds of the members of the Board; (iii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger of consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.
Director Compensation
On April 30, 2008, our Board of Directors, at the recommendation of our management, increased aspects of director compensation in order to remain competitive with director compensation levels at similarly situated companies. The Board increased the annual fee for each co-chairman of the Compensation Committee from $12,500 to $15,000. In addition, the Board increased Board meeting fees from $500 to $2,000 per meeting attended telephonically, increased Audit Committee and Compensation Committee meeting fees from $600 to $2,000 per meeting attended telephonically, and increased Corporate Governance and Nominating Committee meeting fees from $1,000 to $2,000 per meeting attended in person and from $600 to $2,000 per meeting attended telephonically. The Board increased the value of annual equity grants from $25,000 to $50,000 per director and reduced the one-time grant of RSUs made to non-employee directors upon joining the Board from $100,000 to $50,000. Lastly, each non-employee director was granted 14 complimentary room stays, transferable to other persons at the director’s request, and a fixed rate at each hotel or property owned by the Company.

Further, on April 30, 2008, the Board delegated to Jeffrey M. Gault, the power and authority, on behalf of the Board, to monitor, advise on, provide counsel regarding and perform such other activities as are typically performed by a director with respect to the Company’s development of the Hard Rock Hotel & Casino and various other properties in the Las Vegas area, and report to the Board from time to time on such developments. For such services, the Board approved for Mr. Gault to receive a special Board fee of $60,000 per year, prorated, as applicable, for such services. On February 24, 2009, this fee was increased to $90,000 per year and the duties delegated to Mr. Gault were expanded in include the Company’s Mondrian South Beach project and the devotion of additional time to such services in connection with the Company’s Hard Rock development in light of the importance to the Company of the successful completion of those two projects in 2009.
Mr. Gordon was appointed to the Board of Directors, in part, in consideration of his Amended and Restated Employment Agreement, effective as of April 1, 2008, which provided that the Company recommend Mr. Gordon’s addition as a director upon the expansion of the Board to include additional independent directors.
The following table summarizes the various fees currently in effect for directors:

Annual fee
• Chairman of the Board of Directors	$70,000
• Non-employee directors	$50,000
Fee for Chairman of Committees
• Audit Committee	$15,000
• Compensation Committee	$15,000
• Corporate Governance and Nominating Committee	$5,000
Fee for each meeting attended in person
• Board of Directors	$2,000
• Audit Committee	$2,000
• Compensation Committee	$2,000
• Corporate Governance and Nominating Committee	$2,000
Fee for each meeting attended by telephone
• Board of Directors	$2,000
• Audit Committee	$2,000
• Compensation Committee	$2,000
• Corporate Governance and Nominating Committee	$2,000
In addition, we make annual equity grants to each of our non-employee directors. Upon the consummation of our IPO, we granted RSUs having a value of approximately $100,000 to each person, other than David Hamamoto, who became a non-employee director. In lieu of the $100,000 RSU in the preceding sentence, upon the consummation of our IPO, our Chairman of the Board of Directors, Mr. Hamamoto, was given a one-time grant of $6,500,000 worth of LTIP units in Morgans Group LLC and stock options to purchase $6,000,000 worth of our stock (in both instances using the IPO price), as a “founders” grant in light of his contributions to the Company up to and through the IPO. Of these awards, 1 / 3 vested on the first anniversary of the grant date and the remainder vested in 24 equal installments at the end of each month following the first anniversary of the grant date (becoming fully vested on the third anniversary of the grant date).
In the past, we have also provided grants of $100,000 worth of RSUs to new non-employee directors. Accordingly, on April 1, 2008, each of Messrs. Gault and Michael D. Malone received a grant of 6,497 RSUs in connection with his appointment to the Board. On April 30, 2008, the Board reduced this one-time initial grant to $50,000. Accordingly, on August 19, 2008, each of Messrs. Chopra and Moore received a grant of 3,008 RSUs in connection with their appointment to the Board.
On May 20, 2008, our Compensation Committee granted 3,623 LTIP units to each of our non-employee directors at the time, including Messrs. Hamamoto, Gault, Malone, Robert Friedman, Edwin L. Knetzger, III, and Thomas L. Harrison. These LTIP units, which are convertible into a corresponding number of shares of the Company’s common stock, vested immediately upon grant, but are not exercisable until such time as they resign as a director or otherwise separate from the Company. We anticipate that each year our Compensation Committee will continue to grant to each of our non-employee directors equity awards having a value and vesting schedule determined by the Compensation Committee. On August 14, 2009, each of our then directors was granted 10,080 RSUs, which vested immediately. The grant date fair value of these RSUs was $50,000.

Directors who are our officers or employees receive no compensation as directors. In addition, we reimburse all directors for reasonable and customary out-of-pocket expenses incurred in connection with their services on the Board and our non-executive directors are entitled to 14 complimentary room stays, transferable to other persons at the director’s request, and a fixed rate at each hotel or property owned by the Company.
The following table sets forth the compensation of our non-employee directors for the fiscal year ended December 31, 2008. Mr. Armstrong resigned from the Board of Directors effective January 31, 2008.
2008 Director Compensation

	Fees Earned	Stock	Option
	or Paid in	Awards	Awards	Total
Name	Cash ($)	($)(7)	($)(8)	($)

David T. Hamamoto(1)	131,833	2,225,050	840,126	3,197,009
Lance Armstrong(2)	16,667	—	—	16,667
Robert Friedman(3)	160,083	91,690	—	251,773
Jeffery M. Gault(4)	102,714	149,986	—	252,700
Thomas L. Harrison(3)	176,633	91,690	—	268,323
Edwin L. Knetzger, III(3)	108,850	91,690	—	200,540
Michael D. Malone(4)(5)	56,433	149,986	—	206,419
Dr. Deepak Chopra(6)	13,315	49,993	—	63,308
David Moore(6)	13,315	49,993	—	63,308

(1)	As of December 31, 2008, Mr. Hamamoto held 3,623 LTIPs that were granted on May 20, 2008, all of which were vested; 1,017 RSUs that were granted on May 31, 2007, of which 339 were vested; 300,000 stock options to purchase shares of common stock that were granted on February 14, 2006, of which 283,326 were vested; and 325,000 LTIP units that were granted on February 14, 2006, of which 306,946 were vested. The February 14, 2006 grants of stock options and LTIP units were made as “founder” grants to Mr. Hamamoto at the time of our IPO as described more fully under “Director Compensation.” As of April 9, 2009, based on a closing stock price of $3.81, the market value of these LTIP units were approximately $1,252,054.

(2)	Mr. Armstrong resigned from the Board of Directors on January 31, 2008.

(3)	As of December 31, 2008, each of Messrs. Friedman, Harrison and Knetzger held 3,623 LTIPs that were granted on May 20, 2008, all of which were vested; 1,017 RSUs that were granted on May 31, 2007, of which 339 were vested; and 5,000 RSUs that were granted on February 14, 2006, of which 4,722 were vested.

(4)	As of December 31, 2008, each of Messrs. Gault and Malone held 6,497 RSUs that were granted on April 1, 2008 and 3,623 LTIPs that were granted on May 20, 2008, all of which were vested.

(5)	Mr. Malone was appointed to the Board of Directors on January 31, 2008.

(6)	Messrs. Chopra and Moore were appointed to the Board of Directors on July 25, 2008. As of December 31, 2008 each of Messrs. Chopra and Moore held 3,008 RSUs, all of which were vested. Deepak Chopra and David Moore have resigned from their positions on the Company’s Board of Directors effective October 15, 2009.

(7)	Amounts shown in this column, for each director, are based on the accounting expense recognized by the Company in fiscal year 2008, in accordance with FAS 123R, disregarding any estimate of forfeitures based on service-based vesting conditions, related to RSUs and LTIP units and awards made in 2008 and in prior years to the extent that the compensation cost of the awards granted in prior years was recognized in our consolidated financial statements contained in our 2008 Form 10-K. The RSUs and LTIPs are convertible into shares of the Company’s common stock. The assumptions used to calculate the accounting expense recognized in fiscal year 2008 for these stock awards are set forth in footnote 10 to the Company’s audited financial statements contained in its Form 10-K for the year ended December 31, 2008.

(8)	Amount shown in this column for Mr. Hamamoto is based on the accounting expense recognized by the Company in fiscal year 2008, in accordance with FAS 123R, disregarding any estimate of forfeitures based on service-based vesting conditions, related to a stock option award made in 2006. The assumptions used to calculate the accounting expense recognized in fiscal year 2008 for this stock option award is set forth in footnote 10 to the Company’s audited financial statements contained in its Form 10-K for the year ended December 31, 2008. No options were granted subsequent to 2006.
Supplement to the 2008 Director Compensation Table
The following table is a supplement to the 2008 Director Compensation table above. In lieu of the FAS 123R expense for stock awards and option awards, as described in footnotes 7 and 8 of the 2008 Director Compensation table above, the following table provides the market value, based on a closing price of $3.81 per share as of April 9, 2009, of the RSUs and LTIPs that were included in the calculation of the FAS 123R expense amounts in the 2008 Director Compensation table above. In other words, the closing price of $3.81 per share as of April 9, 2009 was substituted for the grant date value used to calculate the expense under FAS 123R. The exercise prices of all of the options granted to our director were in excess of $3.81 per share as of April 9, 2009, and therefore are reflected with a $0 value in the table below. In the company’s view, the table below provides stockholders with an appropriate understanding of the current value attributable to stock awards and option awards made to our directors during the applicable years, particularly since none of our directors has sold any of these equity awards or is permitted to convert RSUs into shares of common stock until his departure from the company. The following table is supplemental and is not provided in response to and is not compliant with Rule 402(k) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
Supplement to 2008 Director Compensation

	Fees Earned	Stock	Option
	or Paid in	Awards	Awards	Total
Name	Cash ($)	($)	($)	($)

David T. Hamamoto	131,833	427,855	—	559,688
Lance Armstrong	16,667	—	—	16,667
Robert Friedman	160,083	21,450	—	181,533
Jeffery M. Gault	102,714	38,557	—	141,271
Thomas L. Harrison	176,633	21,450	—	198,083
Edwin L. Knetzger, III	108,850	21,450	—	130,300
Michael D. Malone	56,433	38,557	—	94,990
Dr. Deepak Chopra	13,315	11,460	—	24,775
David Moore	13,315	11,460	—	24,775

Equity Compensation Plan Information
The following table summarizes information, as of December 31, 2008, relating to our equity compensation plan pursuant to which grants of securities may be made from time to time.

Number of
Securities
Available for
Future
Issuance
	Number of Securities				Under Equity
	to		Weighted-Average		Compensation
	be Issued Upon		Exercise Price of		Plans
	Exercise		Outstanding		(Excluding
	of Outstanding		Options,		Securities
	Options,		Warrants and		Reflected in First
Plan Category	Warrants and Rights		Rights		Column)

Equity compensation plans approved by security holders(1)	4,517,284	(2)	$18.92	(3)	1,920,190	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	4,517,284	(2)	$18.92	(3)	1,920,190	(4)

(1)	The Amended and Restated 2007 Plan, which amended and restated the Morgans Hotel Group Co. 2007 Omnibus Incentive Plan, was approved by our stockholders on May 20, 2008.

(2)	Includes 2,082,943 options, of which 893,649 are subject to vesting conditions, 873,553 RSUs, of which 833,835 are subject to vesting conditions, and 1,560,788 LTIP units of which 726,834 are also subject to vesting conditions. Conditioned on minimum allocation to the capital accounts of the LTIP units for federal income tax purposes, each LTIP units may be converted, at the election of the holder, into one membership unit, which represents an ownership of interest in our operating Company, or Membership Units. Each of the Membership Units underlying these LTIP units are redeemable at the election of the Membership Unit holder for (i) cash equal to the then fair market value of one share of our common stock, or (ii) at the option of the Company in its capacity as managing member of our operating Company, one share of our common stock.

(3)	Weighted-average exercise price of outstanding options excludes the value of outstanding RSUs and LTIP units.

(4)	Represents the number of shares available for issuance under the Amended and Restated 2007 Plan assuming that all awards are made as options or stock appreciation rights. Upon a grant of awards other than awards of options or stock appreciation rights, the number of shares available for issuance under the Amended and Restated 2007 Plan is reduced by 1.7 times the number of shares of stock subject to such awards and any shares underlying options or stock appreciation rights not purchased or forfeited shall be added back to the limit set forth above by 1.7 times the number of shares of stock subject to such awards. The number of shares of stock available for issuance under the Amended and Restated 2007 Plan will not be increased by (i) any shares of stock tendered or withheld or surrendered in connection with the purchase of shares of stock upon exercise of an option, or (ii) any shares of stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee currently consists of Messrs. Friedman (co-chairman), Harrison (co-chairman), and Gault. At the beginning of 2008, our Compensation Committee consisted of Messrs. Friedman (co-chairman), Harrison (co-chairman) and Knetzger. On January 31, 2008, the Board of Directors reconstituted the Compensation Committee to consist of Messrs. Friedman (co-chairman), Harrison (co-chairman) and Gault. On October 29, 2008, the Board of Directors reconstituted the Compensation Committee to consist of Messrs. Friedman (co-chairman), Harrison (co-chairman), Gault and Moore. On October 15, 2009, the Board of Directors reconstituted the Compensation Committee to reflect the current membership. None of these current or former members is or was an officer or employee, or former officer or employee, of ours. No interlocking relationship exists or existed between members of the Compensation Committee or the Board of Directors, and the board of directors or compensation or similar committees of any other Company.

Interest of Certain Persons in the Warrant Issuance
Pursuant to the terms of the Securities Purchase Agreement, effective October 15, 2009, the Investors nominated and the Board elected Michael Gross as a member of the Board. Mr. Gross has partnered with The Yucaipa Companies since 2004. Mr. Gross has focused on consumer, real estate and lodging companies for 11 years. Mr. Gross will have an interest in the outcome of the vote on Proposal 1 by virtue of his relationship with the Investors, the Investor Manager and their affiliates.
Pursuant to the terms of the Fund Formation Agreement, officers and directors of the Company will be investors in the general partner of the Fund.
No directors or officers of the Company purchased any securities in the transaction.
Interest of Certain Persons in the Amendment to the Amended and Restated 2007 Plan
As potential participants eligible to benefit from the amendment to the Amended and Restated 2007 Plan contemplated by Proposal 2, each person who is a director or officer of the Company will have an interest in the outcome of the vote on Proposal 2.
Voting Securities of Certain Beneficial Owners and Management
The following table sets forth, as of November 30, 2009 (with the exception of W. Edward Scheetz, which is presented as of December 2, 2009), certain information regarding the beneficial ownership information of our common stock by:
•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each named executive officer;

•	each of our directors; and

•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes for each executive officer and director options that are currently exercisable or exercisable within 60 days of November 30, 2009 and RSUs and LTIP units (each as defined in our Annual Report on Form 10-K for the year ended December 31, 2008, incorporated by reference herein) that have vested or will vest within such 60 days. Each director, officer or 5% or more stockholder, as the case may be, furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. We have based our calculations of the percentage of beneficial ownership on 29,661,630 shares of common stock outstanding as of November 30, 2009.
As of November 30, 2009, none of the common stock beneficially owned by our directors and executive officers was pledged.

Unless otherwise noted below, the address of the persons and entities listed on the table is c/o Morgans Hotel Group Co., 475 Tenth Avenue, New York, New York 10018.

	Shares of	% of Shares of
	Common Stock	Common Stock
Beneficial	Beneficially	Beneficially
Owner	Owned	Owned

5% Stockholders:
OTK Associates, LLC
Robert S. Taubman
Morton L. Olshan(1)	4,500,000	15.2%
Morgan Stanley
Morgan Stanley Investment Management Inc.(2)	3,110,079	10.5%
Yucaipa American Alliance Fund II, L.P.
Yucaipa American Alliance (Parallel) Fund II, L.P.
Yucaipa American Alliance Fund II, LLC
Yucaipa American Funds, LLC
Yucaipa American Management, LLC
Ronald W. Burkle(3)	3,275,671	9.9%
Advisory Research, Inc.(4)	2,643,139	8.9%
Harbinger Holdings, LLC(5)
Harbinger Capital Partners Master Fund I, Ltd.
Harbinger Capital Partners Special Situations Fund, L.P.	2,584,726	8.7%
Artisan Partners Limited Partnership Artisan Investment Corporation ZFIC, Inc. Andrew Zeigler Carlene Zeigler(6)	2,002,100	6.7%
W. Edward Scheetz(7)	1,698,882	5.7%
Directors and Named Executive Officers:
David T. Hamamoto(8)	3,294,258	10.9%
Marc Gordon(9)	682,335	2.3%
Fred J. Kleisner(10)	386,200	1.3%
Richard Szymanski(11)	150,979	*
Edwin L. Knetzger, III(12)	69,381	*
Jeffrey M. Gault(13)	20,200	*
Michael D. Malone(14)	20,200	*
Robert Friedman(15)	19,881	*
Thomas L. Harrison(16)	19,381	*
Michael J. Gross (17)	16,129	*
Executive Officers and Directors as a group (11 persons)	4,678,944	14.9%

*	Less than 1%.

(1)	Based solely upon the information provided in the Schedule 13D/A filed on July 28, 2008 by OTK Associates, LLC (“OTK”). OTK beneficially owns 4,500,000 shares of our common stock and has sole voting and dispositive power with respect to 4,500,000 shares of such common stock. OTK is managed by Robert S. Taubman and Morton L. Olshan, with actions taken and made by, or with the written consent of, both of them. As a result, the managers of OTK may be deemed to share voting and investment power over our common shares beneficially owned by OTK. Each of the managers and OTK expressly disclaims status as a “group” for purposes of this Schedule 13D. The business address of OTK is 280 E. Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304.

(2)	Based solely upon the information provided in the Schedule 13G/A filed on November 10, 2009 jointly by Morgan Stanley and Morgan Stanley Investment Management Inc. (“MIMS”). Morgan Stanley beneficially owns 3,110,079 shares of our common stock, has sole voting power with respect to 2,464,240 shares and sole dispositive power with respect to 3,110,079 shares. MIMS beneficially owns 2,635,536 shares of our common stock, has sole voting power with respect to 1,989,697 shares and sole dispositive power with respect to 2,635,536 shares. The securities being reported upon by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MIMS, an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act. MIMS is a wholly-owned subsidiary of Morgan Stanley. The business address of Morgan Stanley is 1585 Broadway, New York, NY 10036. The business address of MIMS is 522 Fifth Avenue, New York, NY 10036.

(3)	Based solely upon the information provided in the Schedule 13D filed on November 25, 2009. Beneficial ownership of common stock of the Company through warrants to purchase an aggregate of 12,500,000 shares of the Company’s common stock, subject to an exercise cap that limits the warrant holders from exercising such warrants to the extent that doing so would result in the warrant holders and their affiliates beneficially owning in excess of 9.9% of the issuer’s common stock. The number of shares shown as beneficially owned represents 9.9% of the issuer’s common stock based on 29,648,096 shares issued and outstanding on October 15, 2009 as increased by the assumed exercise of the warrants. Such warrants are not currently exercisable. The business address of each member of the group is c/o The Yucaipa Companies LLC, 9130 W. Sunset Boulevard, Los Angeles, California 90069.

(4)	Based solely upon the information provided in the Schedule 13G/A filed on February 13, 2009 by Advisory Research, Inc (“Advisory Research”). Advisory Research beneficially owns 2,643,139 shares of our common stock and has sole voting and dispositive power with respect to 2,643,139 shares of such common stock. The business address of Advisory Research is 180 North Stetson St., Suite 5500, Chicago, Illinois 60601.

(5)	Based solely upon the information provided in the Schedule 13G filed on July 6, 2009 jointly by Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. Harbinger Capital Partners LLC, through Harbinger Capital Partners Master Fund I, Ltd. beneficially owns 1,469,017 shares of common stock and has sole dispositive power with respect to 1,469,017 shares. Harbinger Capital Partners Special Situations GP, LLC through Harbinger Capital Partners Special Situations Fund, L.P. beneficially owns 1,115,709 shares of common stock and has sole dispositive power with respect to 1,115,709 shares. Harbinger Holdings, LLC is the Managing Member of Harbinger Capital Partners LLC and Harbinger Capital Partners Special Situations GP, LLC. The business address of Harbinger Capital Partners Master Fund I, Ltd. is Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland. The business address of Harbinger Capital Partners LLC, Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Capital Partners Special Situations Fund GP, LLC, and Harbinger Holdings, LLC is 555 Madison Avenue, 16th Floor, New York, New York 10022. The Company understands that Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners LLC, Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Capital Partners Special Situations GP, LLC, Harbinger Holdings, LLC and Philip Falcone are reporting beneficial ownership of common stock as a result of their ownership of the exchangeable notes issued by the Company, which by their terms are not currently exchangeable into the Company’s common stock.

(6)	Based solely upon the information provided in the Schedule 13G/A filed on February 13, 2009 by Artisan Partners Limited Partnership (“Artisan Partners”), Artisan Investment Corporation (“Artisan Corp.”), the general partner of Artisan Partners, ZFIC, Inc., the sole stockholder of Artisan Corp., Andrew A. Ziegler and Carlene M. Ziegler, the principal stockholders of ZFIC, Inc., as a group. Each of the members of the group beneficially owns 2,002,100 shares of our common stock and has shared voting power with respect to 1,822,100 and shared dispositive power with respect to 2,002,100 such shares. The business address of each member of the group is 875 East Wisconsin, Avenue, Suite 800, Milwaukee Wisconsin 53202.

(7)	Based solely upon the information provided by W. Edward Scheetz in the Schedule 13D/A filed on December 3, 2009. Mr. Scheetz’s beneficial ownership includes (i) 1,401,682 shares of our common stock that are beneficially owned by Mr. Scheetz indirectly through WES Holdings LLC; (ii) 65,800 shares of our common stock that are beneficially owned by Mr. Scheetz; (iii) 175,000 shares of our common stock beneficially owned by Mr. Scheetz through a two-year grantor retained annuity trust (of which Mr. Scheetz is trustee); (iv) 30,000 shares of our common stock beneficially owned by Mr. Scheetz through a six-year grantor retained annuity trust (of which Mr. Scheetz is trustee); (v) 16,400 shares of our common stock that are indirectly beneficially owned by Mr. Scheetz, through two trusts which directly own such shares of common stock for the benefit of Mr. Scheetz’s two minor children; (vi) 10,000 shares of our common stock that are indirectly beneficially owned by Mr. Scheetz through his spouse who directly beneficially owns such shares of common stock. Mr. Scheetz has sole dispositive power and sole voting power over 1,698,882 shares of our common stock. Mr. Scheetz’s business address is 218 Clapboard Ridge Road, Greenwich, Connecticut, 06831.

(8)	Includes (i) 702,924 shares of our common stock directly beneficially owned by Mr. Hamamoto; (ii) 472,100 non-voting units of our operating company that are convertible into shares of our common stock representing Mr. Hamamoto’s portion (through DTH Holdings LLC, a limited liability company fully-owned by Mr. Hamamoto) of the 11,842 non-voting units held by MHG OP Holdings LLC, an indirect subsidiary of NorthStar Partnership, L.P. (“NorthStar LP”), 63,604 non-voting units held by Residual Hotel Interest LLC, an indirect subsidiary of NorthStar LP and 878,619 non-voting units held by NCIC, an affiliate of NorthStar LP; (iii) 936,342 shares of our common stock beneficially owned by Mr. Hamamoto indirectly through DTH Holdings; (iv) 85,907 shares of our common stock beneficially owned by Mr. Hamamoto indirectly through Hilo II; (v) 457,604 shares of our common stock beneficially owned by Mr. Hamamoto indirectly through Kona II; (vi) 300,000 options to purchase shares of our common stock; (vii) 328,623 LTIP units convertible into shares of our common stock and (viii) 10,758 RSUs convertible into shares of our common stock.

(9)	Includes 182,182 options to purchase shares of our common stock and 333,231 LTIP units convertible into shares of our common stock.

(10)	Includes 184,407 options to purchase shares of our common stock, 54,141 LTIP units convertible into shares of our common stock and 23,152 RSUs convertible into shares of our common stock.

(11)	Includes 65,632 options to purchase shares of our common stock and 60,427 LTIP units convertible into shares of our common stock.

(12)	Includes 3,623 LTIP units convertible into shares of our common stock and 15,758 RSUs convertible into shares of our common stock.

(13)	Includes 3,623 LTIP units convertible into shares of our common stock and 16,577 RSUs convertible into shares of our common stock.

(14)	Includes 3,623 LTIP units convertible into shares of our common stock and 16,577 RSUs convertible into shares of our common stock.

(15)	Includes 3,623 LTIP units convertible into shares of our common stock and 15,758 RSUs convertible into shares of our common stock.

(16)	Includes 3,623 LTIP units convertible into shares of our common stock and 15,758 RSUs convertible into shares of our common stock.

(17)	Includes 16,129 RSUs convertible into shares of our common stock.
Other Matters
Stockholder Proposals and Nominations for the 2010 Annual Meeting of Stockholders. Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act of 1934 to be considered for inclusion in our proxy materials for the next annual meeting of stockholders must have been received at our principal executive offices no later than December 22, 2009.
Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article I, Section 1.11 of our bylaws, which are on file with the SEC and may be obtained from the Secretary of the Company upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2010 annual meeting must be received no earlier than 60 nor more than 90 days prior to the date of the meeting. However, if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice must be given not more than ten days after the date of the meeting is first announced or disclosed.
Cost of Soliciting Your Proxy. We will pay the costs of soliciting proxies, which will consist primarily of the cost of printing, postage and handling. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse these persons’ out-of-pocket expenses.

Where You Can Find More Information
The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
Incorporation by Reference
The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will automatically supplement, update and, in some cases, supersede the information in this proxy statement.
The following documents and information we previously filed with the SEC are incorporated by reference into this proxy statement:
•	our Annual Reports filed on Form 10-K for the fiscal years ended December 31, 2008;
•	our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30 for the years 2009 and 2008;
•	our Current Reports on Form 8-K filed by the Company on January 7, 2009, August 6, 2009, October 2, 2009, October 16, 2009, October 19, 2009, November 4, 2009 and December 11, 2009.
This proxy statement incorporates important business and financial information about Morgans Hotel Group from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement through our website, www.morganshotelgroup.com and from the SEC at its website, www.sec.gov or by requesting them in writing to us at 475 Tenth Avenue, New York, New York 10018, attention: Investor Relations (telephone number: (212) 227-4100).
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 28, 2010: This proxy statement is available free of charge on our website at www.morganshotelgroup.com.

Appendix A

MORGANS HOTEL GROUP CO.

AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN

A-i

A-ii

MORGANS HOTEL GROUP CO.

AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN

Morgans Hotel Group Co., a Delaware corporation (the “Company”), sets forth herein the terms of the amendment and restatement of its 2007 Omnibus Incentive Plan in the form of this Amended and Restated 2007 Omnibus Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, outside directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), dividend equivalent rights, cash awards and any other stock-based award under the Plan. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or advisers providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation 1.414(c)-2(b)(2)(i).

2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the Company’s fiscal year, unless otherwise specified by the Committee).

2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Dividend Equivalent Rights, cash award, or any Other Stock-Based Award under the Plan.

2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Grantee.

2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Book Value” means, as of any given date, on a per share basis (i) the shareholders’ equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

2.8 “Cause” means, with respect to any Grantee, the meaning of such term as set forth in the employment agreement between the Company (or any Affiliate) and the Grantee or, in the event there is no such employment agreement (or if any such employment agreement does not contain such a definition), such term shall mean (i) willful or gross misconduct or willful or gross negligence in the performance of his or her duties for the Company or any Affiliate, (ii) neglect of his or her duties for the Company or any Affiliate after written notice and opportunity to cure, (iii) dishonesty, fraud, theft, embezzlement or misappropriation of funds, properties or assets of the Company or of any Affiliate, (iv) conviction of a felony or (v) a direct or indirect material breach of the terms of any agreement with the Company or any Affiliate.

2.9 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.10 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.11 “Company” means Morgans Hotel Group Co.

2.12 “Corporate Transaction” shall be deemed to have occurred if (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or (ii) individuals who at the beginning of any two-year period constitute the Board, plus new directors of the Company whose election or nomination for election by the Company’s shareholders is approved by a vote of at least two-thirds of the directors of the Company still in office who were directors of the Company at the beginning of such two-year period, cease for any reason during such two-year period to constitute at least two-thirds of the members of the Board; or (iii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger of consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

2.13 “Covered Employee” means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

2.14 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.15 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 12 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.16 “Effective Date” means April 10, 2008, the date this Amended and Restated 2007 Omnibus Incentive Plan was approved by the Board.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.18 “Fair Market Value” with respect to a share of Stock means the value of a share of such Stock determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The NASDAQ Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value of the share of Stock shall be the value of the Stock as determined by the Committee by the reasonable valuation method, in a manner consistent with Internal Revenue Code Section 409A (“Code Section 409A”). “Fair Market Value” with respect to an Award means the value of the Award as determined by the Committee in good faith, taking into consideration applicable tax and accounting rules and regulations.

2.19 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.20 “Good Reason” means (a) a substantial adverse alteration in the Grantee’s title or responsibilities from those in effect immediately prior to the Corporate Transaction; (b) a reduction in the Grantee’s annual base salary as of immediately prior to the Corporate Transaction (or as the same may be increased from time to time) or a material reduction in the Grantee’s annual target bonus opportunity as of immediately prior to the Corporate Transaction; or (c) the relocation of the Grantee ’s principal place of employment to a location more than 35 miles from the Grantee’s principal place of employment as of the Corporate Transaction or the Company’s requiring the Grantee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Grantee’s business travel obligations as of immediately prior to the Corporate Transaction. The Grantee’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder, provided that the Grantee provides the Company with a written notice of resignation within ninety (90) days following the occurrence of the event constituting Good Reason.

2.21 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee.

2.22 “Grantee” means a person who receives or holds an Award under the Plan.

2.23 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.24 “LLC Unit” or “LLC Units” means a membership interest or membership interests in Morgans Group LLC, a Delaware limited liability company and the entity through which the Company conducts a significant portion of its business.

2.25 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.28 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.29 “Other Stock-Based Award” shall mean any right granted under Section 13 of the Plan.

2.30 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.31 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.32 “Plan” means this Morgans Hotel Group Co. Amended and Restated 2007 Omnibus Incentive Plan, an amendment and restatement of the Morgans Hotel group Co. 2007 Omnibus Incentive Plan.

2.33 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Other Stock-Based Award.

2.34 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.35 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.36 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.37 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.38 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive.

2.39 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.40 “Stock” means the common stock, par value $.01 per share, of the Company.

2.41 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.42 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.43 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.44 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.45 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.	ADMINISTRATION OF THE PLAN

3.1.  Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.  Committee.

The Board has delegated to the Committee the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (c) who comply with the independence requirements of the stock exchange on which the Common Stock is listed.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Committee, such action may be taken or such determination may be made by the Board. Unless otherwise expressly determined by the Board, any action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3.  Terms of Awards.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof ) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award other than amendments or modifications necessary to comply with Code Section 409A and amendments pursuant to Section 5.3.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12) month period following the first public issuance or filing with the United State Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR, including without limitation by replacement of underwater Options or SARs with cash or other award type, that would be treated as a repricing under the rules of the stock exchange on which the Stock is listed or result in replacement of underwater Options or SARs with cash or other award with an exercise price below the Fair Market Value as of the date of such replacement award, in each case, without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17 or Section 5.3 and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.

3.4.  Deferral Arrangement.

The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents, and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.5.  No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6.  Share Issuance/Book-Entry

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be eleven million six hundred ten thousand 11,610,000 all of which may be granted as Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. The number of shares available for issuance under the Plan shall be reduced by the number of shares subject to Options and SARs. Upon a grant of Awards other than Awards of Options or SARs, the number of shares available for issuance under the Plan shall be reduced by 1.7 times the number of shares of Stock subject to such Awards and any shares underlying Options or SARs not purchased or forfeited shall be added back to the limit set forth above by 1.7 times the number of shares of Stock subject to such Awards. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option, or (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations.

The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution. The Committee may adopt reasonable counting procedures to ensure appropriate counting, to avoid double counting (as, for example, in the case of tandem or substitute awards).

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.  Effective Date.

The amendment and restatement of the 2007 Omnibus Incentive Plan shall be effective as of the Effective Date of the Plan, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date of the Plan, any Awards made hereunder shall be null and void and of no effect.

5.2.  Term.

The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3.  Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

5.4  Additional Provisions

Any provision of the Plan or any Award Agreement notwithstanding, the Committee may cause any Award granted hereunder to be amended, modified or cancelled in consideration of a cash payment, an alternative Award or both made to the holder of such cancelled Award equal to or greater than the Fair Market Value of such cancelled Award.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.  Service Providers and Other Persons

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2.  Successive Awards and Substitute Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder; as modified by Code Section 409A and the regulations thereunder as Options that are non-qualified stock options and SARs.

6.3.  Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 2,000,000 (two million) shares per calendar year.

(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SAR, to any person eligible for an Award under Section 6 hereof is 2,000,000 (two million) shares per calendar year.

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $10,000,000 (ten million dollars) and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period of greater than one year by any one Grantee shall be $25,000,000 (twenty-five million dollars).

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.  Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.  Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3.  Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date. If on the day preceding the date on which a Grantee’s Options would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee’s Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The

Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

8.4.  Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.  Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.  Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7.  Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.  Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

8.9.  Transferability of Options

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.  Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.  Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.  Notification of Disqualifying Disposition

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.  Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The Award Agreement for a SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

9.2.  Other Terms.

The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.  Term.

Each SAR granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee’s SAR would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee’s SAR is greater than the SAR Exercise Price of such SAR, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the

Grantee, consider such SAR to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the SAR Exercise Price and all withholding obligations

9.4.  Transferability of SARS

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.  Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.  Grant of Restricted Stock.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.  Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Restricted Stock, Stock Units Awards or Other Stock-Based Awards may be granted or sold as described in the preceding sentence in respect of past or future services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Notwithstanding the foregoing, Restricted Stock and Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date; provided, however, up to ten percent of the shares reserved for issuance under this Plan may be granted pursuant to this Section 10 or the other provisions of this Plan without being subject to the foregoing restrictions. Restricted Stock and Stock Units for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units. The limitations stated in this Section 10.2 apply to Sections 13 and 14.

10.3.  Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

10.4.  Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5.  Rights of Holders of Stock Units.

10.5.1.  Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2.  Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.  Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock and Stock Unit Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7.  Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Committee, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8.  Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.  General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

11.2.  Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock, if any, may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

11.3.  Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

11.4.  Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1.  Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

12.2.  Termination of Service.

Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

13.	OTHER STOCK-BASED AWARDS AND LLC UNITS

Other forms of Awards (“Other Stock-Based Awards) that may be granted under the Plan include Awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation, (i) LLC Units, (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including LLC Units), (iii) membership interests in a Subsidiary or operating partnership, (iv) Awards valued by reference to Book Value, fair value or Subsidiary performance, and (v) any class of profits interest or limited liability company membership interest created or issued pursuant to the terms of the partnership agreement, limited liability company operating agreement or otherwise by an Affiliate that has elected to be treated as a partnership for federal income tax purposes and qualifies as a “profits interest” within the meaning of Revenue Procedure 93-27 with respect to a Grantee who is rendering services to the issuing Affiliate.

For purposes of calculating the number of shares of Stock underlying an Other Stock-Based Award relative to the total number of shares of Stock reserved and available for issuance under this Section, the Committee shall establish in good faith the maximum number of shares of Stock to which a Grantee of such Other Stock-Based Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant Award documentation, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Other Stock-Based Award shall be reduced accordingly by the Committee and the related shares of Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Stock-Based Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an award agreement. The Committee shall determine the Grantees to whom, and the time or times at which, Other Stock-Based Awards shall be made; the number of shares of Stock or LLC Units to be awarded; the price, if any, to be paid by the Grantee for the acquisition of Other Stock-Based Awards; and the restriction and conditions applicable to Other Stock-Based Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Committee may require that Other Stock-Based Awards be held through a limited partnership or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section. The provision of the grant of Other Stock-Based Awards need not be the same with respect to each Grantee.

Subject to the provisions of this Plan and the award agreement or such other agreement and unless otherwise determined by the Committee at grant, the Grantee of an award under this Section shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest equivalents or Dividend Equivalent Rights with respect to the number of shares of Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Stock or otherwise reinvested.

Shares of Stock (including securities convertible into shares of Stock) issued on a bonus basis under this Section may be issued for no cash consideration.

14.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1.  Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the performance conditions set forth in this Section 14. If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth in this Section 14.

14.2.  Performance or Annual Incentive Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1.  Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

14.2.2.  Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee (and not by the Board) in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization, with or without adjustments used from time to time by the Company in its publicly filed financial statements; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity (15) revenue; (16) brand awareness; (17) revenue per available room; (18) number of rooms or units; (19) debt reduction; (20) customer satisfaction; and (21) any other business criteria used in the Company’s publicly announced guidance. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis. The Committee may provide, in a manner that meets the requirements of Code Section 162(m) that any evaluation of performance may include or exclude any of the following events that occur during the applicable performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussing and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.2.3.  Timing For Establishing Performance Goals.

Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards and (ii) the day on which 25% of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

14.2.4.  Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3.  Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any potential Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4.  Status of Section 14.2 Awards Under Code Section 162(m)

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect

(a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

16.	REQUIREMENTS OF LAW

16.1.  General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.  Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.  Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.  Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3.  Corporate Transaction.

Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction:

(i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices (an “Equivalent Award”), in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided. If the Grantee receives an Equivalent Award in connection with a Corporate Transaction and his employment is terminated by the Company without Cause or by the employee with Good Reason within one year following the Corporate Transaction involuntarily, the Equivalent Award may be exercised in full beginning on the date of such termination and for such period as the Committee shall determine.

17.4.  Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3. This Section 17 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change of control events that are not Corporate Transactions.

17.5.  No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	GENERAL PROVISIONS

18.1.  Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.  Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of equity awards otherwise than under the Plan.

18.3.  Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

18.4.  Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.  Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6.  Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7.  Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.  Governing Law

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9.  Code Section 409A

The Committee intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Committee determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision may be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

* * *

To record adoption of the Plan by the Board as of April 10, 2008, and approval of the Plan by the stockholders on May 20, 2008, the Company has caused its authorized officer to execute the Plan.

MORGANS HOTEL GROUP CO.

By: /s/ Richard Szymanski
Title: Chief Financial Officer

Morgans Hotel Group Co.

▼ FOLD AND DETACH HERE ▼

SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Please mark your votes as indicated in this example	☒
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

VOTE	VOTE
FOR	AGAINST	ABSTAIN

1.   PROPOSAL TO APPROVE: To approve the full exercise of the warrants contemplated by (a) the Securities Purchase Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co., on the one hand, and Yucaipa American Alliance Fund II, L.P., and Yucaipa American Alliance (Parallel) Fund II, L.P., on the other hand, and (b) the Real Estate Fund Formation Agreement, dated October 15, 2009, as the same may be amended or supplemented from time to time, by and between Morgans Hotel Group Co. and Yucaipa American Alliance Fund II, LLC, and the issuance of the underlying shares of our common stock in connection with such full exercise.
☐	☐	☐

	VOTE	VOTE
	FOR	AGAINST	ABSTAIN

2. PROPOSAL TO APPROVE: To approve the amendment to our Amended and Restated 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder.	☐	☐	☐

3.   PROPOSAL TO APPROVE: To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if (a) there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 or (b) a quorum is not present at the time of the Special Meeting.
	☐	☐	☐
THE PROXIES are authorized to vote in their discretion and upon other business, if any, as may properly come before the meeting.

Mark Here for Address Change Or Comments SEE REVERSE	☐

Signature	Signature	Date

Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title.

You can now access your Morgans Hotel Group Co. account online.
Access your Morgans Hotel Group Co. account online via Investor ServiceDirect® (ISD).
BNY Mellon Sharehowner Services, the transfer agent for Morgans Hotel Group Co., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends

•	View certificate history	•	Make address changes

•	View book-entry information	•	Obtain a duplicate 1099 tax form
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Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Proxy Statement and related materials are available at: http://bnymellon.mobular.net/bnymellon/mhgc
▼ FOLD AND DETACH HERE ▼

MORGANS HOTEL GROUP CO.
This Proxy is Solicited on Behalf of the Board of Directors
Special Meeting on Stockholders – January 28, 2010
The undersigned hereby appoints Richard Szymanski and David Smail, or either of them, attorneys and proxies each with power of substitution to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on January 28, 2010 and at any adjournment or adjournments thereof, with all the power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting, as designated on the reverse, and in accordance with their best judgment in connection with such other business as may come before the meeting.
Please cast your votes on the reverse side, by telephone or online as described on the reverse side. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. To vote in accordance with the Board of Directors’ recommendations, just sign the reverse side; no boxes need to be checked. Unless marked otherwise, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)